MESSAGE FROM THE CHAIRMAN AND THE INVESTMENT ADVISER
                                                     AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------
Dear Shareholders:

The six months ended September 30, 1996, were ones of solid growth for our economy and for the AMCORE Vintage Mutual Funds. Throughout the period, good economic news boosted the morale of investors, who continued to invest record amounts in mutual funds. We're pleased to report that many chose to invest with us. Net assets under management increased from $570 million to $599 million over the six-month period.

AMCORE VINTAGE EQUITY FUND RECEIVES FIVE-STAR RATING
We're extremely pleased to report that the AMCORE Vintage Equity Fund has received an overall five-star rating, the highest rating possible, among Morningstar's 1,708 equity funds for the three-year period ended September 30, 1996./1/ As a result, we'd like to take this opportunity to remind you that funds like the Equity Fund, which invest in large, well-established growth companies, can make a solid core holding in a growth portfolio or provide the growth component that an income-oriented portfolio might need to stay ahead of inflation. For more information on the Fund, including a prospectus, please call 1-800-438-6375.

MARKET SCALES NEW HEIGHTS
Clearly, the bears hibernated during much of the six months ended September 30, 1996. Following a sharp but short correction in July, the stock market quickly bounced back and soared higher--and as the period drew to a close, the Dow Jones Industrial Average was just a step away from crossing the 6,000 mark. Supporting this bull market is an economy in better shape than we've seen in years--the expansion phase of this business cycle is the third longest since World War II. Even more impressive, the expansion shows no sign of drawing to a close.

While stock investors rejoiced, the fixed-income markets found this good news worrisome. As evidence of the economy's continued and surprising strength surfaced throughout the spring and summer, fears of inflation ignited and interest rates moved higher. As a result, the environment in the bond markets during the period was uncertain, and, at times, very challenging.

A SURGE IS NOT A SWELL
Nonetheless, there is little evidence to indicate that a sustained period of accelerated growth and spiraling inflation lurks around the corner. Despite the momentary surge in the second quarter, the economy currently gives every sign of returning to a growth rate of about 2% in the second half of 1996. Consumer spending, which makes up about two-thirds of all spending in the economy, is declining. Retail sales have increased only slightly since May. The growth of credit-card balances is rapidly declining, presaging declines in personal consumption. In addition, delinquencies are on the rise. Due to high consumer-debt levels, auto sales and new housing, although strong, no longer have the punch to shift the economy to a new plateau.

Inflation, too, remains subdued despite the conventional wisdom that once unemployment falls to 6% or lower, inflation cannot be far behind. The unemployment rate has been below 6% since mid-1994 without a significant pickup in the underlying

--------------------------------------------------------------------------------
Shares of the AMCORE Vintage Mutual Funds are NOT INSURED BY THE FDIC or any other agency. Shares are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., parent of AMCORE Capital Management, Inc., or its affiliates. Investment products involve investment risks, including the possible loss of principal.

For more complete information on any of the AMCORE Vintage Mutual Funds, including fees and expenses, please call 1-800-438-6375 for a free prospectus. Please read the prospectus carefully before investing or sending money.

MESSAGE FROM THE CHAIRMAN AND THE INVESTMENT ADVISER
                                                     AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------
rate of inflation. In fact, there is some evidence that inflationary pressures are now declining. Consumer prices are currently rising at a rate of less than 3%. Wholesale inflation is low, and decelerating, and raw-material prices are actually falling at a 10% rate.

THUMBS GO UP AS GROWTH WINDS DOWN
Consequently, with inflation under control and the economy poised to grow at a slower, but steady, pace into 1997, the environment for the financial markets should be a good one. Nevertheless, fears of the price acceleration that a runaway economy would cause may keep interest rates at their current levels. At the same time, however, slower, steady economic growth rates and continued low inflation may go a long way toward calming these fears, and we could see the inflation premium built into bonds begin to ebb.

As a result, in the months ahead, we expect to see interest rates continue to trade within a relatively narrow range until the direction and pace of the economy's growth become clearer. While a repeat of the spectacular returns of 1995 and most of 1996 seems unlikely, our outlook for the stock market in the coming months is positive. In fact, as long as slow growth and low inflation dominate the environment, stocks should continue to do well. While a correction can, of course, occur at any time, the foundation for continued growth is as sound as it has been in some 30 years.

IN CLOSING . . .
We urge you to read the following report closely. In it, you will find a detailed discussion of the performance of each of the AMCORE Vintage Mutual Funds during the six months ended September 30, 1996.

Finally, we thank you for your continued confidence in us. We look forward to serving your investment needs now and in the future. As always, if you would like a prospectus, have any questions or require any assistance, please don't hesitate to call us at 1-800-438-6375.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman

/s/ Jay H. Evans

Jay H. Evans
President
AMCORE Capital Management, Inc.

October 20, 1996
------
/1/ Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/96. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Fund received five stars and was rated among 3,006 equity funds. Ten percent of the funds in an investment category receive five stars; 22.5% receive four stars.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE AGGRESSIVE GROWTH FUND
What goes up, sometimes comes down, and then snaps right back up again--and that is just what happened to technology stocks during the six months ended September 30, 1996. Taking advantage of what we regarded as an exceptional buying opportunity in July, the Fund added names like Computer Associates to its portfolio. Consequently, as our technology holdings recovered from the plunge and moved higher, the Fund benefited. Among the most impressive performers were Gateway Computers (0.80% of the Fund) and Intel (1.33%), which rose 32% and 67% respectively, during the six months.

Holdings in other sectors also made substantial contributions to performance as investors refocused their attention on fundamentals and moved quality small-capitalization stocks higher. In the financial services area, MBNA Corp. (1.69%) advanced 17%, and AFLAC (0.74%), an insurance company, rose 14%. Among consumer cyclicals, Starbucks (0.92%) was the outstanding performer by increasing 41%.

As a result, while it is far too early to make any definitive judgment regarding performance after just one year of operation, we are extremely pleased with the Fund's initial results. For the six months ended September 30, 1996, the Fund posted a total return of 9.19%, versus a return of 7.71% for the S&P 500 Stock Index and 5.87% for the S&P MidCap 400 Stock Index.

ENCORE UNLIKELY
Obviously, as the economy slows, it will be hard for the market to repeat its stellar performance of the past year and a half. Nonetheless, we believe that the environment for stocks, particularly small-cap stocks, is still very positive. The election results have been especially well received by the markets. In particular, health care issues are expected to perform well. Also, a specific proposition (#211) in California pertaining to disclosure liability was soundly defeated, thus removing a cloud, most particularly from the technology sector.

As of September 30, 1996, the Fund was widely diversified, with holdings in over 80 high-quality, high-growth companies at all capitalization levels including mid- and small-cap. Its top five holdings were Cisco Systems (2.42%), Adaptec (2.34%), Monsanto (2.09%), Computer Associates (2.00%) and CUC International (1.89%).+
------
+ The composition of the Fund's portfolio is subject to change.
Small-cap companies typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as blue-chip companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.

                    AMCORE VINTAGE AGGRESSIVE GROWTH FUND

Value of a $10,000 Investment

              AMCORE Vintage      NASDAQ            S&P           S&P
                Aggressive      Composite        500 Stock     Midcap 400
  Date         Growth Fund        Index            Index          Index
09/29/95          10,000          10,000           10,000         10,000
09/31/96          10,910          19,554           11,172         10,767
09/30/96          11,913          11,756           12,033         11,400

        Average Annual Total Return
                                      Since
                                    Inception
                    1 Year          (9/29/95)
9/30/96             19.13%            19.13%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Until recently, the performance of the AMCORE Vintage Aggressive Growth Fund was measured against the S&P 500 Stock Index, an unmanaged index generally representative of the stock market as a whole, and the NASDAQ Composite Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The Fund is now being compared to the S&P 500 Stock Index and the S&P MidCap 400 Stock Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE EQUITY FUND
After months of chasing the market higher, many investors paused to look around in mid-July--and realized just how far they'd come and how far they could possibly fall. In a nutshell, fear replaced greed, and stocks, particularly technology stocks, took a brief tumble. Attending this sale in July and capitalizing on many exceptional opportunities, the Fund was well positioned as the market surged in September.

While holdings across the market made substantial contributions to performance, interest-rate sensitive and health-care stocks were standout performers. Fund holdings such as Pfizer (1.66%), Gillette (1.81%), Bank of America (1.38%) and Nationsbank (1.46%) all advanced significantly during the period. In addition, despite the hiccup in July, the performance of the Fund's technology holdings was outstanding. Throughout the period, Microsoft (1.11%), Intel (1.60%) and Cisco Systems (1.82%) grew 28.0%, 67.8% and 34.0%, respectively, and led the market.

As a result, we're pleased to report that the Fund beat its industry benchmark decisively. For the six months ended September 30, 1996, the Fund posted a total return of 9.11%, versus a gain of 7.71% in the S&P 500 Stock Index.

EXCITABILITY CAN LEAD TO OPPORTUNITY
We continue to see slow inflation, slow growth and unobtrusive interest rates, which should bode well for the markets. Of course, a correction can come at any time, and as we've seen, the markets can be rather excitable, which may make for a more volatile atmosphere in the months ahead. But given the circumstances, we would consider any such volatility or correction to be a buying opportunity.

Focused on the biggest and best in each major industry-- companies with quality products, solid balance sheets, strong earnings and smart management with a vision of the future--we expect the Fund to do well as the economy perks along in the months ahead.

As of September 30, 1996, the Fund's top five holdings were General Electric (2.29%), Kodak (2.14%), Hewlett-Packard (2.04%), Disney (1.99%) and Emerson Electric (1.89%).+
------
+ The composition of the Fund's portfolio is subject to change.

                          AMCORE VINTAGE EQUITY FUND

Value of a $10,000 Investment

                 AMCORE                 S&P
                 Vintage             500 Stock
  Date         Equity Fund             Index
12/15/92          10,000               10,000
03/31/93          10,245               10,428
03/31/94          10,291               10,579
03/31/95          11,911               12,228
03/31/96          15,480               16,146
09/30/96          16,890               17,391

               Average Annual Total Return
                                                        Since
                                                      Inception
                    1 Year            2 Year          (12/15/92)
9/30/96             20.65%            24.88%            14.81%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE BALANCED FUND
With approximately 65% of its assets invested in equities, the Fund was well positioned to benefit from the stock market's climb during the six months ended September 30, 1996. Moreover, our equity holdings were overweighted in technology, which, despite a temporary drop in July, posted impressive gains.

Rising interest rates made the environment in the bond markets more challenging. Throughout the period, however, opportunities to enhance yield appeared in mortgage-backed securities, and the Fund's holdings in this sector were increased. As a result, our fixed-income holdings also made a positive contribution to performance.

For the period, the Fund posted a gain of 7.23%, a return that fell between its two benchmarks, the S&P 500 Stock Index and the Lehman Brothers Intermediate Government/ Corporate Bond Index, which posted gains of 7.71% and 2.41%, respectively.

FAVORABLE OUTLOOK CONTINUES
While we may see somewhat more volatility in the markets, we expect the months ahead to be good ones for both stocks and bonds. The fundamentals of economic growth are still in place, and there is little to indicate that inflationary pressures are growing. Consequently, interest rates may ease slightly and the environment for bonds improve as clearer evidence appears that the economy is slowing. In the stock market, of course, a correction is always possible. But we would view any such drop as an attractive buying opportunity.

At the end of the period, approximately 65% of the Fund's holdings were invested in stocks, 32% in bonds and 3% in cash and cash equivalents. The stock portion of the portfolio was invested in some 60 stocks. The Fund's top five equity holdings were Cisco Systems (1.69%), General Electric (1.65%), Intel (1.62%), Gillette (1.62%) and Microsoft (1.60%). The fixed-income portion was invested primarily in U.S. Government securities. The average credit quality of these holdings was AAA; the average maturity was 3.6 years.+
------
+ The composition of the Fund's portfolio is subject to change.

                         AMCORE VINTAGE BALANCED FUND

Value of a $10,000 Investment

                 AMCORE              50% S&P 500 Stock Index &
                 Vintage         50% Lehman Brothers Intermediate
  Date        Balanced Fund        Government/Corp. Bond Index
06/01/95          10,000                      10,000
03/31/96          11,329                      11,424
09/30/96          12,149                      12,027

               Average Annual Total Return
                                     Since
                                   Inception
                    1 Year          (6/1/95)
9/30/96             14.33%           15.71%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the stock market as a whole, and the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                  AMCORE VINTAGE MUTUAL FUNDS
-------------------------------------------------------------------------------

THE AMCORE VINTAGE FIXED TOTAL RETURN FUND
The six months ended September 30, 1996, were difficult ones for bond investors. Inflation fears ignited and interest rates spiked on the news of faster growth in the first quarter. Anxious investors looked to the Federal Reserve Board, anticipating an increase in interest rates to dampen the economy's enthusiasm. But throughout the period, the Fed opted instead to wait for solid evidence of increasing inflationary pressure to appear.

As a result, the fixed-income markets spent much of the period nervously anticipating economic bulletins and Federal Reserve meetings. In response, interest rates moved up and down in a relatively narrow range as the markets waited for the definitive word on the direction of the economy to materialize. Given the environment, we approached the markets cautiously, focusing our efforts on seeking out opportunities to enhance yields.

IT MAY TAKE MORE THAN NUMBERS . . .
Financial markets hate nothing more than uncertainty, so it is with some relief that investors have greeted early indications that the economy is slowing in recent weeks. In addition, regardless of their political persuasion, fixed-income investors have been cheered to some extent by the nature of this year's election. Until there is solid evidence that the pace of the economy's growth is slowing, we expect the markets to continue to be somewhat unsettled and to trade within a relatively narrow range. As always, we will continue to emphasize quality in the selection of all investments for the Funds.

Moving aggressively to capture opportunities to improve yield, maturities were extended whenever interest rates moved to the top of their trading range in the period. In addition, exposures in corporate and agency securities were reduced in favor of Treasury and mortgage-backed issues. Nonetheless, in such an unsettled market, it was impossible to accurately predict every turn, and as a result, the portfolio underperformed industry averages. For the six months ended September 30, 1996, the Fund posted a total return of 1.16%, versus a return of 2.41% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

As of the same date, 69% of the Fund's assets were invested in U.S. Government securities, 26% in corporate bonds and 5% in cash and cash equivalents. The average credit quality of our holdings was AAA, and the average maturity was
4.9 years.+
------
+The composition of the Fund's portfolio is subject to change.

                    AMCORE VINTAGE FIXED TOTAL RETURN FUND

Value of a $10,000 Investment

                 AMCORE
                 Vintage           Lehman Brothers Intermediate
  Date        Balanced Fund        Government/Corp. Bond Index
06/15/95          10,000                      10,000
03/31/96          10,340                      10,504
09/30/96          10,460                      10,758

               Average Annual Total Return
                                     Since
                                   Inception
                    1 Year         (6/15/95)
9/30/96             2.96%           3.53%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Fixed Total Return Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE FIXED INCOME FUND
As rates rose and fell throughout the period, we moved to capture what opportunities there were to enhance the portfolio's yield, selling on the highs and repositioning assets on the lows. As a result, during the period, exposures in corporate securities were gradually reduced in favor of mortgage-backed securities. In addition, maturities were extended slightly when attractive opportunities to do so arose. Despite these efforts, however, results lagged industry averages. For the period, the Fund posted a total return of 1.35% versus a return of 2.41% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

As of September 30, 1996, approximately 25% of the Fund's assets were invested in corporate securities, 71% in U.S. Government securities and 4% in cash or cash equivalents. The average credit quality of our holdings was AA1, and the Fund's average maturity was 4.4 years. At present, the Fund is structured to take advantage of the current market environment.+
------
+ The composition of the Fund's portfolio is subject to change.

                    AMCORE VINTAGE FIXED TOTAL RETURN FUND

Value of a $10,000 Investment

                  AMCORE
               Vintage Fixed           Lehman Brothers Intermediate
  Date          Income Fund        Government/Corp. Bond Index
12/15/92          10,000                      10,000
03/31/93          10,454                      10,396
03/31/94          10,708                      10,652
03/31/95          11,079                      11,127
03/31/96          12,047                      12,190
09/30/96          12,211                      12,484

               Average Annual Total Return
                                                   Since
                                                 Inception
                    1 Year          2 Year       (12/15/92)
9/30/96             3.57%           7.24%          5.40%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Fixed Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND*
Unlike the taxable markets, which had a noticeable case of the jitters throughout the period, the tax-free market was lackluster. To some extent, the lack of supply supported bond prices and dampened activity. Several swaps were transacted to help enhance yield. For the period, the Fund posted a total return of 1.76% versus a return of 2.17% for its benchmark, the Merrill Lynch Intermediate Municipal Bond Index.

Currently, the term structure of the Fund is based on positioning indicated by tax-exempt yields. We expect to continue to maintain the portfolio's average maturity in the intermediate range in an effort to help enhance yield and the Fund's flexibility. As of September 30, 1996, the Fund was widely diversified, with holdings in 29 different states. The average credit quality of these holdings was AA, and the average maturity of the portfolio was 7.0 years.+
------
* The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
+ The composition of the Fund's portfolio is subject to change.

                  AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

Value of a $10,000 Investment

                  AMCORE
           Vintage Intermediate     Merrill Lynch Intermediate
  Date         Tax-Free Fund           Municipal Bond Index
02/16/93          10,000                      10,000
03/31/93          10,090                       9,917
03/31/94          10,372                      10,151
03/31/95          10,920                      10,776
03/31/96          11,731                      11,810
09/30/96          11,937                      12,066

               Average Annual Total Return
                                                   Since
                                                 Inception
                    1 Year          2 Year       (2/16/93)
9/30/96             3.90%           6.85%          5.01%

Past performance is not predictive of future results. The value of shares in the AMCORE Vintage Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The performance of the AMCORE Vintage Intermediate Tax-Free Fund is measured against the Merrill Lynch Intermediate Municipal Bond Index, an unmanaged index generally considered to be representative of the performance of municipal bonds with maturities of 1-20 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

PERFORMANCE REPORT                                   AMCORE VINTAGE MUTUAL FUNDS
--------------------------------------------------------------------------------

THE AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND
Much like the fixed-income markets, the money markets bounced up and down in response to each news report and bulletin regarding the economy's strength throughout the period. Investors' anticipation of possible Federal Reserve action also contributed to the uncertain atmosphere.

During the six months, the average maturity of the Fund was maintained in the 35-to-45-day range in an effort to maximize our flexibility. In addition, exposures in overnight repurchase agreements were reduced in favor of agency discount notes as the yield differential grew.

CHOPPY MARKETS AHEAD
Until solid evidence appears that the economy's pace of growth is slowing, we expect the money markets to continue to move up and down in a relatively narrow trading range. Consequently, in the months ahead, we will continue to emphasize flexibility in the selection of all investments and aggressively seek opportunities to enhance yield.

--------------------------------------------------------------------------------
Some of the fees of the Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged. Although the AMCORE U.S. Government Obligations Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that it will be able to do so. The Fund is neither insured nor guaranteed by the U.S. Government.

The AMCORE Vintage Mutual Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., any of its subsidiaries or AMCORE Capital Management, Inc., nor are they insured by the FDIC or any other agency.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 11

                            Statements of Operations
                                    Page 13

                      Statements of Changes in Net Assets
                                    Page 15

                       Schedules of Portfolio Investments
                                    Page 18

                         Notes to Financial Statements
                                    Page 35

                              Financial Highlights
                                    Page 41

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                U.S.
                             GOVERNMENT                   FIXED     INTERMEDIATE
                            OBLIGATIONS      EQUITY      INCOME       TAX-FREE
                                FUND          FUND        FUND          FUND
                            ------------  ------------ -----------  ------------
         ASSETS:
Investments, at value
 (cost $109,295,636,
 $169,064,133, $86,036,705
 and $41,433,418,
 respectively)............  $109,295,636  $237,820,086 $84,846,556  $41,517,325
Repurchase agreements, at
 cost.....................    29,917,111           --          --           --
                            ------------  ------------ -----------  -----------
    Total Investments.....   139,212,747   237,820,086  84,846,556   41,517,325
Cash......................           --        176,159      46,784       20,710
Interest and dividends
 receivable...............        97,791       342,677   1,228,888      636,508
Receivable for capital
 shares issued............           --        430,758     137,583          --
Prepaid expenses..........        13,507        16,063       7,000        6,728
                            ------------  ------------ -----------  -----------
    Total Assets..........   139,324,045   238,785,743  86,266,811   42,181,271
                            ------------  ------------ -----------  -----------
       LIABILITIES:
Dividends payable.........       533,122           --          --           --
Accrued expenses and other
 payables:
  Investment advisory
   fees...................        46,483       141,571      42,165       20,713
  Administration fees.....         7,594        60,134      22,266       10,939
  Accounting and transfer
   agent fees.............        18,425        14,546      15,777       13,674
  Legal and audit fees....        12,341        20,103       8,012        3,942
  Other...................        15,162        17,910       7,676        3,312
                            ------------  ------------ -----------  -----------
    Total Liabilities.....       633,127       254,264      95,896       52,580
                            ------------  ------------ -----------  -----------
       NET ASSETS:
Capital...................   138,708,622   161,989,429  89,894,592   42,200,474
Undistributed net
 investment income........           --         33,323      23,346       26,208
Net unrealized
 appreciation
 (depreciation) on
 investments..............           --     68,755,953  (1,190,149)      83,907
Accumulated undistributed
 net realized gains
 (losses) on investment
 transactions.............       (17,704)    7,752,774  (2,556,874)    (181,898)
                            ------------  ------------ -----------  -----------
    Net Assets............  $138,690,918  $238,531,479 $86,170,915  $42,128,691
                            ============  ============ ===========  ===========
Outstanding units of
 beneficial interest
 (shares).................   138,708,743    15,124,725   8,799,091    4,104,883
                            ============  ============ ===========  ===========
Net asset value--offering
 and redemption
 price per share..........  $       1.00  $      15.77 $      9.79  $     10.26
                            ============  ============ ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                   AGGRESSIVE
                                           BALANCED   FIXED TOTAL    GROWTH
                                             FUND     RETURN FUND     FUND
                                          ----------- -----------  -----------
                 ASSETS:
Investments, at value (cost $13,586,111;
 $40,872,318; and $31,412,493,
 respectively)........................... $15,688,894 $40,212,371  $35,787,125
Cash.....................................      60,714     507,063          --
Interest and dividends receivable........      87,863     458,775       32,018
Receivable for capital shares issued.....     760,806         --        96,476
Unamortized organization costs...........       1,098       1,304        2,646
Prepaid expenses.........................       5,222       9,488        8,030
                                          ----------- -----------  -----------
    Total Assets.........................  16,604,597  41,189,001   35,926,295
                                          ----------- -----------  -----------
              LIABILITIES:
Payable for investments purchased........      69,200         --           --
Accrued expenses and other payables:
  Investment advisory fees...............       9,518      25,016       26,680
  Administration fees....................       4,039      10,581        8,959
  Accounting and transfer agent fees.....       3,294       3,818        3,599
  Legal and audit fees...................       1,979       4,289        2,894
  Other..................................       2,227       5,830        3,638
                                          ----------- -----------  -----------
    Total Liabilities....................      90,257      49,534       45,770
                                          ----------- -----------  -----------
               NET ASSETS:
Capital..................................  13,807,010  42,166,522   31,633,376
Undistributed (distributions in excess
 of) net investment income...............       4,850      35,873      (83,815)
Net unrealized appreciation (deprecia-
 tion) on investments....................   2,102,783    (659,947)   4,374,632
Accumulated undistributed net realized
 gains (losses) on investment
 transactions............................     599,697    (402,981)     (43,668)
                                          ----------- -----------  -----------
    Net Assets........................... $16,514,340 $41,139,467  $35,880,525
                                          =========== ===========  ===========
Outstanding units of beneficial interest
 (shares)................................   1,400,502   4,217,404    3,020,662
                                          =========== ===========  ===========
Net asset value--offering and redemption
 price per share......................... $     11.79 $      9.75  $     11.88
                                          =========== ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                  U.S.
                               GOVERNMENT                  FIXED     INTERMEDIATE
                               OBLIGATIONS    EQUITY       INCOME      TAX-FREE
                                  FUND         FUND         FUND         FUND
                               -----------  -----------  ----------  ------------
INVESTMENT INCOME:
Interest income..............  $3,851,317   $       --   $2,797,199   $1,035,801
Dividend income..............         --      1,916,995      90,235       11,642
                               ----------   -----------  ----------   ----------
  Total Income...............   3,851,317     1,916,995   2,887,434    1,047,443
                               ----------   -----------  ----------   ----------
EXPENSES:
Investment advisory fees.....     293,999       832,191     256,767      126,007
Administration fees..........     147,000       221,918      85,590       42,002
Administrative services fees.         --        277,397     106,986       52,503
Distribution and shareholder
 service fees................     183,248       277,397     106,986       52,503
Accounting fees..............      22,752        35,171      17,566       13,950
Custodian fees...............      14,463        13,716       5,670        3,018
Legal and audit fees.........      14,745        21,402       7,686        3,753
Trustees' fees and expenses..       2,835         4,200       1,644          822
Transfer agent fees..........      42,378        42,537      20,676       17,202
Registration and filing fees.       5,673         6,765       2,559        3,930
Printing costs...............       9,876        14,976       5,757        2,832
Other........................       4,563         5,103       2,194        1,005
                               ----------   -----------  ----------   ----------
  Total Expenses.............     741,532     1,752,773     620,081      319,527
Expenses voluntarily reduced.    (183,248)     (277,397)   (106,986)     (52,503)
                               ----------   -----------  ----------   ----------
  Net Expenses...............     558,284     1,475,376     513,095      267,024
                               ----------   -----------  ----------   ----------
Net Investment Income........   3,293,033       441,619   2,374,339      780,419
                               ----------   -----------  ----------   ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses)
 from investment transac-
 tions.......................         --      4,619,485    (539,807)     (43,186)
Change in unrealized
 appreciation (depreciation)
 from investments............         --     14,556,920    (657,526)      13,143
                               ----------   -----------  ----------   ----------
Net realized/unrealized gains
 from investments............         --     19,176,405  (1,197,333)     (30,043)
                               ----------   -----------  ----------   ----------
Change in net assets result-
 ing from operations.........  $3,293,033   $19,618,024  $1,177,006   $  750,376
                               ==========   ===========  ==========   ==========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                           FIXED     AGGRESSIVE
                                             BALANCED   TOTAL RETURN   GROWTH
                                               FUND         FUND        FUND
                                            ----------  ------------ ----------
INVESTMENT INCOME:
Interest income...........................  $  142,881   $1,300,095  $    2,850
Dividend income...........................      91,501       53,981     164,471
                                            ----------   ----------  ----------
  Total Income............................     234,382    1,354,076     167,321
                                            ----------   ----------  ----------
EXPENSES:
Investment advisory fees..................      54,595      153,298     143,639
Administration fees.......................      14,560       40,885      30,243
Administrative services fees..............      18,199       51,099      37,800
Distribution and shareholder service fees.      18,199       51,099      37,800
Accounting fees...........................       3,558        7,780       5,910
Custodian fees............................       2,463        4,485       4,854
Legal and audit fees......................       1,096        3,570       2,367
Organization costs........................       2,313        2,310       2,490
Trustees' fees and expenses...............         273          822         546
Transfer agent fees.......................      13,686       11,340      15,411
Registration and filing fees..............       2,925        6,678       4,848
Printing costs............................       1,004        2,655       1,826
Other.....................................         363          912         459
                                            ----------   ----------  ----------
  Total Expenses..........................     133,234      336,933     288,193
Expenses voluntarily reduced..............     (18,199)     (51,099)    (37,800)
                                            ----------   ----------  ----------
  Total Expenses..........................     115,035      285,834     250,393
                                            ----------   ----------  ----------
Net Investment Income.....................     119,347    1,068,242     (83,072)
                                            ----------   ----------  ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from invest-
 ment transactions........................      77,819     (372,293)    (18,152)
Change in unrealized appreciation (depre-
 ciation) from investments................     832,148     (220,767)  2,823,399
                                            ----------   ----------  ----------
Net realized/unrealized gains (losses)
 from investments.........................     909,967     (593,060)  2,805,247
                                            ----------   ----------  ----------
Change in net assets resulting from opera-
 tions....................................  $1,029,314   $  475,182  $2,722,175
                                            ==========   ==========  ==========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                         U.S. GOVERNMENT OBLIGATIONS
                                    FUND                      EQUITY FUND
                         ----------------------------  ---------------------------
                          SIX MONTHS        YEAR        SIX MONTHS        YEAR
                             ENDED          ENDED          ENDED         ENDED
                         SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,   MARCH 31,
                             1996           1996           1996           1996
                         -------------  -------------  -------------  ------------
                          (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)................ $   3,293,033  $   7,133,143  $    441,619   $  1,698,290
 Net realized gains
  (losses) from
  investment
  transactions..........           --          77,670     4,619,485      7,593,903
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments (losses)..           --             --     14,556,920     36,320,821
                         -------------  -------------  ------------   ------------
Change in net assets
 resulting from
 operations.............     3,293,033      7,210,813    19,618,024     45,613,014
                         -------------  -------------  ------------   ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment in-
  come..................    (3,293,033)    (7,133,143)     (432,792)    (1,735,147)
 From net realized gains
  from investment trans-
  actions...............           --             --            --      (3,191,515)
                         -------------  -------------  ------------   ------------
Change in net assets
 from shareholder
 distributions..........    (3,293,033)    (7,133,143)     (432,792)    (4,926,662)
                         -------------  -------------  ------------   ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   194,735,267    473,468,676    27,860,127     60,312,936
 Dividends reinvested...       484,888        411,236       281,846      3,115,399
 Cost of shares re-
  deemed................  (210,365,027)  (458,009,749)  (19,745,462)   (42,397,835)
                         -------------  -------------  ------------   ------------
Change in net assets
 from share
 transactions...........   (15,144,872)    15,870,163     8,396,511     21,030,500
                         -------------  -------------  ------------   ------------
Change in net assets....   (15,144,872)    15,947,833    27,581,743     61,716,852
NET ASSETS:
 Beginning of period....   153,835,790    137,887,957   210,949,736    149,232,884
                         -------------  -------------  ------------   ------------
 End of period.......... $ 138,690,918  $ 153,835,790  $238,531,479   $210,949,736
                         =============  =============  ============   ============
SHARE TRANSACTIONS:
 Issued.................   194,735,388    473,468,676     1,869,105      4,484,471
 Reinvested.............       484,888        411,236        18,136        229,751
 Redeemed...............  (210,365,027)  (458,009,749)   (1,326,724)    (3,200,256)
                         -------------  -------------  ------------   ------------
Change in shares........   (15,144,751)    15,870,163       560,517      1,513,966
                         =============  =============  ============   ============

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       INTERMEDIATE TAX-FREE
                             FIXED INCOME FUND                 FUND
                         --------------------------  -------------------------
                          SIX MONTHS       YEAR       SIX MONTHS      YEAR
                             ENDED        ENDED          ENDED        ENDED
                         SEPTEMBER 30,  MARCH 31,    SEPTEMBER 30,  MARCH 31,
                             1996          1996          1996         1996
                         ------------- ------------  ------------- -----------
                          (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................  $ 2,374,339  $  4,535,780   $   780,419  $ 1,487,668
 Net realized gains
  (losses) from
  investment
  transactions..........     (539,807)     (462,154)      (43,186)      (5,701)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     (657,526)    2,772,427        13,143      844,066
                          -----------  ------------   -----------  -----------
Change in net assets
 resulting from
 operations.............    1,177,006     6,846,053       750,376    2,326,033
                          -----------  ------------   -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment in-
  come..................   (2,361,619)   (4,616,883)     (774,751)  (1,492,074)
                          -----------  ------------   -----------  -----------
Change in net assets
 from shareholder
 distributions..........   (2,361,619)   (4,616,883)     (774,751)  (1,492,074)
                          -----------  ------------   -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   10,073,918    59,265,122     5,431,156   15,884,860
 Dividends reinvested...      286,219       880,889       132,812      203,508
 Cost of shares re-
  deemed................   (7,756,177)  (59,296,543)   (5,846,858)  (5,203,326)
                          -----------  ------------   -----------  -----------
Change in net assets
 from share
 transactions...........    2,603,960       849,468      (282,890)  10,885,062
                          -----------  ------------   -----------  -----------
Change in net assets....    1,419,347     3,078,638      (307,265)  11,719,021
NET ASSETS:
 Beginning of period....   84,751,568    81,672,930    42,435,956   30,716,935
                          -----------  ------------   -----------  -----------
 End of period..........  $86,170,915  $ 84,751,568   $42,128,691  $42,435,956
                          ===========  ============   ===========  ===========
SHARE TRANSACTIONS:
 Issued.................    1,026,291     5,921,879       532,232    1,538,333
 Reinvested.............       29,283        88,245        12,998       19,753
 Redeemed...............     (792,093)   (5,888,472)     (573,710)    (506,382)
                          -----------  ------------   -----------  -----------
Change in shares........      263,481       121,652       (28,480)   1,051,704
                          ===========  ============   ===========  ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                             BALANCED FUND (A)       FIXED TOTAL RETURN FUND     AGGRESSIVE GROWTH FUND
                         -------------------------  --------------------------  -------------------------
                          SIX MONTHS      YEAR       SIX MONTHS       YEAR       SIX MONTHS      YEAR
                             ENDED        ENDED         ENDED        ENDED          ENDED        ENDED
                         SEPTEMBER 30,  MARCH 31,   SEPTEMBER 30,  MARCH 31,    SEPTEMBER 30,  MARCH 31,
                             1996       1996 (A)        1996        1996 (B)        1996       1996 (C)
                         ------------- -----------  ------------- ------------  ------------- -----------
                          (UNAUDITED)                (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................  $   119,347  $   361,515   $ 1,068,242  $  1,815,766   $   (83,072) $     6,750
 Net realized gains
  (losses) from
  investment
  transactions..........       77,819      521,878      (372,293)       30,904       (18,152)      10,757
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........      832,148    1,270,635      (220,767)     (439,180)    2,823,399    1,551,233
                          -----------  -----------   -----------  ------------   -----------  -----------
Change in net assets
 resulting from
 operations.............    1,029,314    2,154,028       475,182     1,407,490     2,722,175    1,568,740
                          -----------  -----------   -----------  ------------   -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment in-
  come..................     (118,444)    (357,568)   (1,063,416)   (1,784,719)          --        (7,493)
 From net realized gains
  from investments
  transactions..........          --           --            --        (61,592)          --       (36,273)
                          -----------  -----------   -----------  ------------   -----------  -----------
Change in net assets
 from shareholder
 distributions..........     (118,444)    (357,568)   (1,063,416)   (1,846,311)          --       (43,766)
                          -----------  -----------   -----------  ------------   -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    3,572,812   19,462,841     5,386,886    51,163,546    11,784,391   22,338,076
 Dividends reinvested...      116,880      353,573     1,005,867     1,779,986           --         5,263
 Cost of shares re-
  deemed................   (1,602,235)  (8,096,861)   (5,843,446)  (11,326,317)   (1,944,771)    (549,583)
                          -----------  -----------   -----------  ------------   -----------  -----------
Change in net assets
 from share
 transactions...........    2,087,457   11,719,553       549,307    41,617,215     9,839,620   21,793,756
                          -----------  -----------   -----------  ------------   -----------  -----------
Change in net assets....    2,998,327   13,516,013       (38,927)   41,178,394    12,561,795   23,318,730
NET ASSETS:
 Beginning of period....   13,516,013          --     41,178,394           --     23,318,730          --
                          -----------  -----------   -----------  ------------   -----------  -----------
 End of period..........  $16,514,340  $13,516,013   $41,139,467  $ 41,178,394   $35,880,525  $23,318,730
                          ===========  ===========   ===========  ============   ===========  ===========
SHARE TRANSACTIONS:
 Issued.................      312,140    1,918,288       549,325     5,099,717     1,049,617    2,196,534
 Reinvested.............       10,032       32,858       103,166       177,723           --           515
 Redeemed...............     (141,002)    (731,814)     (597,005)   (1,115,522)     (172,983)     (53,021)
                          -----------  -----------   -----------  ------------   -----------  -----------
Change in shares........      181,170    1,219,332        55,486     4,161,918       876,634    2,144,028
                          ===========  ===========   ===========  ============   ===========  ===========

------
(a) For the period from June 1, 1995 (commencement of operations) through March 31, 1996.
(b) For the period from June 15, 1995 (commencement of operations) through March 31, 1996.
(c) For the period from October 2, 1995 (commencement of operations) through March 31, 1996.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE U.S. GOVERNMENT OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                         DESCRIPTION                           COST
  ---------  ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (71.6%):
 Federal Farm Credit Bank:
 $10,000,000 0.00%**, 10/28/96...................................   $  9,960,625
 Federal Home Loan Bank:
  10,000,000 0.00%**, 11/6/96....................................      9,947,700
 Federal Home Loan Mortgage Corp.:
  10,000,000 0.00%**, 10/7/96....................................      9,991,000
  10,000,000 0.00%**, 10/17/96...................................      9,976,622
 Federal National Mortgage Assoc.:
   5,000,000 0.00%**, 10/17/96...................................      4,988,133
  10,000,000 0.00%**, 11/14/96...................................      9,936,567
  10,000,000 0.00%**, 12/6/96....................................      9,901,367
  10,000,000 0.00%**, 12/12/96...................................      9,892,800
  10,000,000 0.00%**, 12/27/96...................................      9,874,333
  10,000,000 0.00%**, 1/13/97....................................      9,847,467
   5,000,000 5.62%*, 6/11/97.....................................      5,000,000
                                                                    ------------
   Total U.S. Government Agencies                                     99,316,614
                                                                    ------------

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
  ---------  ---------------------------------------------------   ------------
 U.S. TREASURY BILLS (7.2%):
 $10,000,000 4.93%, 10/17/96....................................   $  9,979,022
                                                                   ------------
   Total U.S. Treasury Bills                                          9,979,022
                                                                   ------------
   Total Investments, at value                                      109,295,636
                                                                   ------------
 REPURCHASE AGREEMENTS (21.6%):
  14,917,111 Bear Stearns,
              5.60%, 10/1/96 (Collateralized by $14,055,000 U.S.
              Treasury Securities, 1/31/00-5/15/17
              market value--$15,079,230)........................     14,917,111
  15,000,000 Merrill Lynch,
              5.55%*, 10/1/96 (Collateralized by $53,003,000
              U.S. Treasury Strips, 2/15/14-5/15/14
              market value--$15,307,745)........................     15,000,000
                                                                   ------------
   Total Repurchase Agreements                                       29,917,111
                                                                   ------------
   Total (Cost--$139,212,747) (a)                                  $139,212,747
                                                                   ============

------
Percentages indicated are based on net assets of $138,690,918.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Interest rate is as of September 30, 1996. Maturity date reflects the next rate change date.
** Discount note.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (99.1%):
 Automotive (1.4%):
    50,000 Ford Motor Co. .......................................   $  1,562,500
    35,000 General Motors Corp. .................................      1,680,000
                                                                    ------------
                                                                       3,242,500
                                                                    ------------
 Banking (6.2%):
    40,000 BankAmerica Corp. ....................................      3,285,000
    70,000 Barnett Banks, Inc. ..................................      2,362,500
    40,000 NationsBank Corp. ....................................      3,475,000
    60,000 Norwest Corp. ........................................      2,452,500
    30,000 Wachovia Corp. .......................................      1,485,000
     7,000 Wells Fargo & Co. ....................................      1,820,000
                                                                    ------------
                                                                      14,880,000
                                                                    ------------
 Business Services (2.4%):
    60,000 Electronic Data Systems Corp. ........................      3,682,500
    25,000 First Data Corp. .....................................      2,040,625
                                                                    ------------
                                                                       5,723,125
                                                                    ------------
 Chemicals (2.7%):
    50,000 Air Products & Chemicals, Inc. .......................      2,912,500
   100,000 Monsanto Co. .........................................      3,650,000
                                                                    ------------
                                                                       6,562,500
                                                                    ------------
 Computer Hardware (3.7%):
    70,000 Cisco Systems, Inc. (b)...............................      4,344,375
    40,000 Compaq Computer Corp. (b).............................      2,565,000
    85,000 Silicon Graphics, Inc. (b)............................      1,880,625
                                                                    ------------
                                                                       8,790,000
                                                                    ------------
 Computer Software (2.2%):
    20,000 Microsoft Corp. (b)...................................      2,637,500
    60,000 Oracle Corp. (b)......................................      2,553,750
                                                                    ------------
                                                                       5,191,250
                                                                    ------------
 Consumer Goods & Services (6.8%):
    30,000 Colgate Palmolive Co. ................................      2,606,250
    60,000 CUC International, Inc. (b)...........................      2,392,500
    60,000 Gillette Co. .........................................      4,327,500
    40,000 Kimberly-Clark Corp. .................................      3,525,000
    35,000 Procter & Gamble Co. .................................      3,412,500
                                                                    ------------
                                                                      16,263,750
                                                                    ------------

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Containers & Packaging (0.7%):
    30,000 Avery Dennison Corp. .................................   $  1,665,000
                                                                    ------------
 Defense (2.8%):
    60,000 Raytheon Co. .........................................      3,337,500
    60,000 Rockwell International Corp. .........................      3,382,500
                                                                    ------------
                                                                       6,720,000
                                                                    ------------
 Diversified (5.0%):
    50,000 Allied Signal, Inc. ..................................      3,293,750
    24,000 Minnesota Mining &
            Manufacturing Co. ...................................      1,677,000
    40,000 Textron, Inc. ........................................      3,400,000
    75,000 Varian Associates, Inc. ..............................      3,600,000
                                                                    ------------
                                                                      11,970,750
                                                                    ------------
 Electrical & Electronic (6.4%):
    55,000 Avnet, Inc. ..........................................      2,667,500
    50,000 Emerson Electric Co. .................................      4,506,250
    60,000 General Electric Co. .................................      5,460,000
    70,000 Sundstrand Corp. .....................................      2,730,000
                                                                    ------------
                                                                      15,363,750
                                                                    ------------
 Entertainment (3.7%):
    70,000 Time Warner, Inc. ....................................      2,703,750
    40,000 Viacom, Inc.--Class B (b).............................      1,420,000
    75,000 Walt Disney Co. ......................................      4,753,125
                                                                    ------------
                                                                       8,876,875
                                                                    ------------
 Financial Services (4.7%):
    40,000 Federal Home Loan Mortgage Corp. .....................      3,915,000
   100,000 Federal National Mortgage Assoc. .....................      3,487,500
    45,000 Household International, Inc. ........................      3,701,250
                                                                    ------------
                                                                      11,103,750
                                                                    ------------
 Food Products & Services (4.5%):
    50,000 Coca-Cola Co. ........................................      2,543,750
    50,000 ConAgra, Inc. ........................................      2,462,500
    60,000 McDonald's Corp. .....................................      2,842,500
   100,000 PepsiCo, Inc. ........................................      2,825,000
                                                                    ------------
                                                                      10,673,750
                                                                    ------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Health Care (3.5%):
    50,000 Abbott Laboratories...................................   $  2,462,500
    75,000 Baxter International, Inc. ...........................      3,506,250
    25,000 Bristol-Myers Squibb Co. .............................      2,409,375
                                                                    ------------
                                                                       8,378,125
                                                                    ------------
 Home Furnishings (1.1%):
    90,000 Newell Companies, Inc. ...............................      2,700,000
                                                                    ------------
 Insurance (2.7%):
    30,000 American International Group, Inc. ...................      3,022,500
    15,000 General Re Corp. .....................................      2,126,250
    14,000 March & McLennan Cos., Inc. ..........................      1,359,750
                                                                    ------------
                                                                       6,508,500
                                                                    ------------
 Medical Equipment & Supplies (1.1%):
    40,000 Medtronic, Inc. ......................................      2,565,000
                                                                    ------------
 Medical--Hospital Management & Services (1.0%):
   100,000 Medpartners, Inc. (b).................................      2,275,000
                                                                    ------------
 Office Equipment & Services (3.0%):
   100,000 Hewlett-Packard Co. ..................................      4,875,000
    35,000 Honeywell, Inc. ......................................      2,209,375
                                                                    ------------
                                                                       7,084,375
                                                                    ------------
 Oil & Gas Exploration Products & Services (2.9%):
    30,000 Amoco Corp. ..........................................      2,115,000
    25,000 Anadarko Petroleum Corp. .............................      1,396,875
    15,000 Mobil Corp. ..........................................      1,736,250
    20,000 Schlumberger Ltd. ....................................      1,690,000
                                                                    ------------
                                                                       6,938,125
                                                                    ------------
 Pharmaceuticals (11.3%):
    60,000 American Home Products................................      3,825,000
    60,000 Amgen, Inc. ..........................................      3,787,500
    60,000 Eli Lilly & Co. ......................................      3,870,000
    70,000 Johnson & Johnson.....................................      3,587,500
    40,000 Merck & Company, Inc. ................................      2,815,000
    70,000 Mylan Laboratories....................................      1,198,750
    50,000 Pfizer, Inc. .........................................      3,956,250
    60,000 Warner Lambert Co. ...................................      3,960,000
                                                                    ------------
                                                                      27,000,000
                                                                    ------------

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Photography (2.1%):
    65,000 Eastman Kodak Co. ....................................   $  5,102,500
                                                                    ------------
 Printing & Publishing (1.5%):
    22,000 Gannett, Inc. ........................................      1,548,250
    25,000 Tribune Co. ..........................................      1,950,000
                                                                    ------------
                                                                       3,498,250
                                                                    ------------
 Retail Stores (5.0%):
    60,000 Barnes & Noble, Inc. (b)..............................      2,062,500
    60,000 Home Depot, Inc. .....................................      3,412,500
    40,000 May Department Stores Co. ............................      1,945,000
   100,000 Staples, Inc. (b).....................................      2,218,750
    60,000 Walgreen Co. (b)......................................      2,220,000
                                                                    ------------
                                                                      11,858,750
                                                                    ------------
 Semiconductors (2.7%):
    40,000 Intel Corp. ..........................................      3,817,500
    80,000 Xilinx, Inc. (b)......................................      2,720,000
                                                                    ------------
                                                                       6,537,500
                                                                    ------------
 Technology (1.8%):
    80,000 Motorola, Inc. .......................................      4,130,000
                                                                    ------------
 Telecommunications (6.2%):
    40,000 Ameritech Corp. ......................................      2,105,000
    75,000 AT&T Corp. ...........................................      3,918,750
    50,000 Bell South Corp. .....................................      1,850,000
    80,000 Frontier Corp. .......................................      2,130,000
    75,000 GTE Corp. ............................................      2,887,500
    40,000 SBC Communications, Inc. .............................      1,925,000
                                                                    ------------
                                                                      14,816,250
                                                                    ------------
   Total Common Stocks                                               236,419,375
                                                                    ------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 INVESTMENT COMPANIES (0.6%):
 1,400,711 AMCORE Vintage U.S. Government Obligations Fund.......   $  1,400,711
                                                                    ------------
   Total Investment Companies                                          1,400,711
                                                                    ------------
   Total (Cost--$169,064,133) (a)                                   $237,820,086
                                                                    ============

------
Percentages indicated are based on net assets of $238,531,479.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $71,527,345
   Unrealized deprecia-
    tion.................  (2,771,392)
                          -----------
   Net unrealized appre-
    ciation.............. $68,755,953
                          ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL      SECURITY         MARKET
   AMOUNT      DESCRIPTION        VALUE
 ---------- ----------------   -----------
 COLLATERALIZED MORTGAGE OB-
  LIGATIONS (21.3%):
 Federal Home Loan Mortgage
  Corp.:
 $2,000,000 6.25%, 12/15/06.   $ 1,956,860
  2,359,571 6.50%, 10/15/21.     2,271,824
 Federal National Mortgage
  Assoc.:
  3,221,553 7.00%, 8/25/06..     3,244,683
  1,972,701 7.50%, 7/1/16,
             Pool #303971...     1,974,201
  1,000,000 6.60%, 4/25/17..       995,930
 G.E. Capital:
  3,000,000 7.00%, 4/25/26..     2,832,188
 Prudential Home Mortgage Se-
  curities:
  2,914,782 7.15%, 3/25/24..     2,801,834
 Ryland Mortgage Securities
  Corp.:
  2,278,387 7.50%, 8/25/24..     2,273,397
                               -----------
   Total Collateralized
    Mortgage Obligations        18,350,917
                               -----------
 CORPORATE BONDS (25.1%):
 Banking (7.0%):
  1,000,000 BankAmerica
             Corp., 7.20%,
             9/15/02........     1,006,870
    500,000 Chase Manhattan
             Corp., 8.80%,
             2/1/00.........       504,625
    500,000 Chase Manhattan
             Corp., 9.05%,
             2/1/02.........       504,410
  1,500,000 Citicorp Senior
             Notes, 8.63%,
             11/1/04,
             callable
             11/1/99 @ 100..     1,559,220
  1,000,000 First Union
             Corp., 7.05%,
             8/1/05.........       980,300
  1,000,000 NationsBank
             Corp., 6.63%,
             1/15/98........     1,004,870
    500,000 Northern Trust
             Co., 6.50%,
             5/1/03.........       482,935
                               -----------
                                 6,043,230
                               -----------
 Electric Utilities (1.7%):
    250,000 Central Power
             and Light Co.,
             6.63%, 1/1/98..       249,645
  1,000,000 Florida Power &
             Light Co.,
             6.88%, 4/1/04,
             callable 4/1/98
             @ 102..........       967,140
    250,000 Sierra Pacific
             Power Co.,
             6.50%, 7/1/97..       249,500
                               -----------
                                 1,466,285
                               -----------

 SHARES OR
 PRINCIPAL      SECURITY          MARKET
   AMOUNT      DESCRIPTION         VALUE
 ---------- ----------------   -------------
 CORPORATE BONDS, CONTINUED:
 Financial Services (8.4%):
 $1,000,000 Associates
             Corp., 7.50%,
             4/15/02........   $   1,025,820
  1,000,000 Commercial
             Credit Corp.,
             6.88%, 5/1/02..         996,070
    500,000 Ford Motor
             Credit Corp.,
             7.50%, 1/27/03.         509,530
    500,000 Household
             Finance Corp.,
             7.63%,
             12/15/96.......         501,700
  1,000,000 Household
             Finance Corp.,
             6.88%, 3/1/03..         990,750
    250,000 ITT Financial
             Corp., 7.25%,
             11/15/96.......         250,502
  1,000,000 Norwest
             Financial,
             Inc., 7.50%,
             4/15/05........       1,015,340
  1,000,000 Smith Barney,
             6.88%, 6/15/05.         964,440
  1,000,000 Travelers/Aetna
             P&C, 6.75%,
             4/15/01........         994,900
                               -------------
                                   7,249,052
                               -------------
 Home Furnishings (1.1%):
  1,000,000 Newell Co.,
             6.40%, 6/10/02.         965,640
                               -------------
 Industrial Goods & Services
  (1.5%):
  1,000,000 E.I. Dupont de
             Nemours & Co.,
             6.42%,
             11/20/97.......       1,004,020
    250,000 E.I. Dupont de
             Nemours & Co.,
             8.65%, 12/1/97.         256,283
                               -------------
                                   1,260,303
                               -------------
 Manufacturing--Consumer
  Goods (0.2%):
    150,000 Corning, Inc.,
             8.38%, 11/1/96.         150,254
                               -------------
 Restaurants (0.3%):
    226,111 Secured
             Restaurant
             Trust, 10.25%,
             11/15/00.......         244,627
                               -------------
 Retail Stores (1.8%):
  1,000,000 Sears Roebuck &
             Co., 7.60%,
             3/5/97.........       1,007,290
    500,000 Sears Roebuck &
             Co., 8.02%,
             12/28/98.......         515,625
                               -------------
                                   1,522,915
                               -------------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE FIXED INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL      SECURITY          MARKET
  AMOUNT       DESCRIPTION        VALUE
 --------- ------------------   ----------
 CORPORATE BONDS, CONTINUED:
 Utilities--Telecommunications
  (3.1%):
 $ 250,000 AT&T Corp., 8.20%,
            2/15/05, callable
            2/15/00 @ 100....   $  260,280
 1,000,000 GTE Florida, Inc.,
            6.25%, 11/15/05..      934,970
   500,000 Hawaiian
            Telephone, 8.00%,
            9/1/01...........      504,420
 1,000,000 United Telephone
            Co. of Florida,
            7.25%, 12/15/04..    1,001,370
                                ----------
                                 2,701,040
                                ----------
   Total Corporate Bonds        21,603,346
                                ----------
 U.S. GOVERNMENT AGENCIES
  (12.4%):
 Federal Home Loan Bank:
   500,000 8.05%, 5/27/04....      503,045
 Federal Home Loan Mortgage
  Corp.:
 1,250,000 7.05%, 3/24/04,
            callable 3/24/97
            @ 100............    1,226,950
   500,000 8.05%, 5/19/04,
            callable 5/19/97
            @ 100............      502,890
 1,000,000 7.28%, 5/1/06.....      990,270
 Federal National Mortgage
  Assoc.:
 2,000,000 6.57%, 8/10/00,
            callable 8/10/98
            @ 100............    1,986,880
 2,000,000 6.83%, 4/2/03,
            callable 4/2/99
            @ 100............    1,941,160
 2,500,000 7.41%, 8/17/05,
            callable 8/17/98
            @ 100............    2,537,050
 1,000,000 8.00%, 6/21/06,
            callable 6/21/99
            @ 100............    1,014,690
                                ----------
   Total U.S. Government
    Agencies                    10,702,935
                                ----------

 SHARES OR
 PRINCIPAL      SECURITY         MARKET
   AMOUNT      DESCRIPTION        VALUE
 ---------- ----------------   -----------
 U.S. TREASURY NOTES (34.8%):
 $2,000,000 7.25%, 11/30/96.   $ 2,005,940
  1,500,000 6.38%, 6/30/97..     1,507,965
  1,500,000 7.88%, 1/15/98..     1,535,385
  1,000,000 7.13%, 10/15/98.     1,019,060
  3,000,000 6.75%, 6/30/99..     3,037,020
  1,000,000 6.88%, 8/31/99..     1,015,310
  3,500,000 6.38%, 1/15/00..     3,501,085
  1,500,000 6.25%, 5/31/00..     1,493,430
  2,000,000 6.13%, 9/30/00..     1,979,380
  3,000,000 6.38%, 3/31/01..     2,992,020
  1,000,000 6.50%, 8/31/01..     1,000,940
  1,000,000 7.50%, 5/15/02..     1,047,030
  2,000,000 6.38%, 8/15/02..     1,986,240
  3,000,000 6.25%, 2/15/03..     2,952,180
  2,000,000 6.50%, 5/15/05..     1,976,880
  1,000,000 5.88%, 11/15/05.       944,690
                               -----------
   Total U.S. Treasury Notes    29,994,555
                               -----------
 INVESTMENT COMPANIES (4.9%):
  4,000,000 AMCORE Vintage
             U.S.
             Government
             Obligations
             Fund...........     4,000,000
    194,803 Pegasus Cash
             Management
             Fund...........       194,803
                               -----------
   Total Investment Companies    4,194,803
                               -----------
   Total (Cost--
    $86,036,705)(a)            $84,846,556
                               ===========

------
Percentages indicated are based on net assets of $86,170,915.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized apprecia-
    tion................  $   224,562
   Unrealized deprecia-
    tion................   (1,414,711)
                          -----------
   Net unrealized depre-
    ciation.............  $(1,190,149)
                          ===========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS (96.1%):
 Alabama (0.6%):
 $ 270,000 Montgomery, 5.10%, 11/1/07, callable 5/1/03 @102......   $   265,283
                                                                    -----------
 Alaska (3.3%):
   400,000 Alaska Student Loan Corp. Revenue Bonds, 5.13%,
            7/1/02...............................................       399,476
 1,000,000 Alaska Student Loan Corp. Revenue Bonds, 5.63%,
            7/1/07, callable 7/1/05 @100.........................       995,920
                                                                    -----------
                                                                      1,395,396
                                                                    -----------
 California (1.2%):
   500,000 Sacramento City Financing Authority, Lease Revenue
            Refunding-Series A, AMBAC, 5.05%, 11/1/06............       498,415
                                                                    -----------
 Delaware (1.2%):
   500,000 Sussex County, 4.90%, 10/15/01, callable 4/15/00 @
            101..................................................       505,325
                                                                    -----------
 Florida (5.4%):
   500,000 Florida School Boards Assoc., Lease Revenue, 6.75%,
            7/1/04, callable 7/1/00 @ 100........................       525,540
   250,000 Jacksonville, Electric Authority Revenue, 5.40%,
            10/1/10, callable 10/1/02 @ 101 and 10/1/03 @ 100....       247,773
   500,000 Jacksonville, Electric Authority Revenue, Refunding,
            Saint Johns River, Issue 2, Series 8, 5.13%, 10/1/07,
            callable 10/1/02 @ 101 and 10/1/03 @ 100.............       496,060
   500,000 Martin County, GO, 4.25%, 2/1/01......................       491,045
   500,000 State of Florida Board of Education, 5.13%, 6/1/05....       504,670
                                                                    -----------
                                                                      2,265,088
                                                                    -----------
 Georgia (1.2%):
   500,000 Atlanta Revenue Bonds, 5.75%, 1/1/08..................       506,390
                                                                    -----------
 Idaho (1.2%):
   500,000 Meridian Joint School District #2, Idaho, 5.00%,
            7/30/03..............................................       507,770
                                                                    -----------
 Illinois (25.6%):
   200,000 Cherry Valley GO, 6.60%, 1/1/01.......................       213,840
   500,000 Chicago Metropolitan Water Capital Improvement, 5.00%,
            12/1/02..............................................       506,320
   500,000 Chicago Metropolitan Water Capital Improvement, 5.25%,
            12/1/04..............................................       509,605
   500,000 Chicago O'Hare International Airport, 6.38%, 1/1/04,
            callable 1/1/02 @ 102 and 1/1/03 @ 101...............       533,575
   200,000 Chicago Water Revenue, AMBAC, 5.50%, 11/1/03..........       206,378
   250,000 Cook County Community School GO, 5.90%, 12/1/03.......       265,345
   300,000 Du Page Illinois Airport Authority, Limited Tax Ins.
            Certificate of Participation, Series A, FGIC,
            4.80%, 2/1/01........................................       300,447
   300,000 Illinois Development Finance Authority Revenue, FGIC,
            5.45%, 2/1/02........................................       310,776
   200,000 Illinois Development Finance Authority Revenue, FGIC,
            6.05%, 3/1/04........................................       214,052
   510,000 Illinois Development Finance Authority, (Belvidere)
            GO, 4.65%, 12/1/03...................................       501,187
   500,000 Illinois Development Finance Authority, School
            District 46, 5.25%, 1/1/06...........................       503,235
   500,000 Illinois Development Finance Authority Revenue,
            Wheaton School 200, 4.75%, 12/1/02...................       499,705
   400,000 Illinois Health Facilities Authority Revenue, MBIA,
            4.90%, 11/15/03......................................       398,172
   500,000 Illinois Housing Development Authority, 5.10%, 7/1/02.       503,575

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 MUNICIPAL BONDS, CONTINUED:
 Illinois, continued:
 $465,000  Illinois Housing Development Authority, Single Family
            Mortgage Revenue, 6.50%, 2/1/09.......................   $  491,105
  220,000  Illinois State Sales Tax Revenue, Series Q, 5.75%,
            6/15/14...............................................      218,770
  200,000  Illinois Student Assistance Commission, Student Loan
            Revenue, GSL, 5.45%, 3/1/99...........................      204,164
  300,000  Illinois Student Assistance Commission, Student Loan
            Revenue, Series M, 6.30%, 3/1/03......................      313,641
  500,000  Kane County Motor Fuel Tax Revenue, 5.40%, 3/1/06,
            callable 3/1/01 @ 102.5...............................      506,980
  500,000  Kane County Public Building C, Elgin Community College
            509-B, 5.75%, 12/1/10.................................      504,080
  500,000  Lake Forest Community High School District 115, 4.70%,
            11/1/05, callable 11/1/01 @ 100.......................      485,225
  300,000  Metropolitan Pier & Exposition Authority, State Tax
            Revenue, 5.20%, 6/15/99...............................      304,131
  500,000  Northwest Water Community Cook & Lake Counties, Water
            Revenue, 4.90%, 5/1/07................................      478,000
  400,000  Sangamon County, Certificate of Participation, 6.40%,
            12/1/00...............................................      423,580
  250,000  State of Illinois GO, 4.90%, 6/1/01....................      251,435
  250,000  State of Illinois GO, 5.00%, 6/1/02....................      251,700
  100,000  Sterling Hospital Revenue, CGH Medical Center Project,
            5.65%, 5/1/99.........................................      101,384
  250,000  Winnebago County, School District 122, FGIC, 5.75%,
            6/1/01................................................      261,940
  500,000  Winnebago & Boone Counties, Rockford School District
            Number 205, School Bonds, Series 1992 C, 5.25%,
            2/1/01................................................      511,430
                                                                     ----------
                                                                     10,773,777
                                                                     ----------
 Indiana (1.8%):
  500,000  Indiana Bond Bank (Elkhart Water/Sewer Refunding
            Bonds), 5.55%, 11/1/10, callable 11/1/04 @ 102........      492,965
  250,000  Indianapolis, Series A, 6.75%, 2/1/04..................      269,110
                                                                     ----------
                                                                        762,075
                                                                     ----------
 Iowa (5.0%):
  300,000  Ames Electric Revenue, 5.20%, 1/1/05, callable 1/1/02 @
            100...................................................      301,617
  500,000  Iowa City GO, 5.00%, 6/1/04, callable 6/1/02 @ 100.....      504,385
  500,000  Iowa State Certificate of Participation, 6.50%, 7/1/06,
            callable 7/1/02 @ 102.................................      549,320
  500,000  Iowa Student Loan, 5.75%, 12/1/06......................      503,840
  250,000  Iowa Student Loan Liquidity Corp., Series A, 5.35%,
            12/1/02...............................................      254,577
                                                                     ----------
                                                                      2,113,739
                                                                     ----------
 Maryland (0.6%):
  250,000  Baltimore Construction Public Improvement, Series A,
            AMBAC, 5.30%, 10/15/07, callable 10/15/03 @ 100.......      250,488
                                                                     ----------
 Massachusetts (2.4%):
  500,000  Massachusetts Bay Transportation Authority, 5.30%,
            3/1/08, callable 3/1/06 @ 101.........................      495,505
  500,000  Massachusetts Education Loan Authority, 5.60%, 7/1/06,
            callable 7/1/05 @ 102.................................      500,695
                                                                     ----------
                                                                        996,200
                                                                     ----------
 Michigan (1.8%):
  250,000  Grand Haven, Insured Electric Revenue Bonds, MBIA,
            4.90%, 7/1/03.........................................      250,552
  500,000  Kent County, Michigan Building Authority, 4.80%,
            12/1/04...............................................      495,770
                                                                     ----------
                                                                        746,322
                                                                     ----------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Minnesota (3.7%):
 $500,000  Minneapolis, 4.75%, 9/1/02............................   $   502,800
  500,000  Minneapolis, Special School District, 5.00%, 2/1/05...       497,945
  520,000  Ramsey County, 5.60%, 12/1/05, callable 12/1/04 @ 100.       541,382
                                                                    -----------
                                                                      1,542,127
                                                                    -----------
 Mississippi (0.8%):
  350,000  Mississippi Higher Education, SR Series B, 5.25%,
            9/1/01...............................................       354,827
                                                                    -----------
 Montana (0.8%):
  335,000  Montana Higher Education Student Assistance Corp.,
            5.25%, 12/1/02.......................................       336,903
                                                                    -----------
 Nebraska (0.6%):
  250,000  Omaha, Airport Authority, 5.00%, 1/1/04...............       250,100
                                                                    -----------
 Nevada (4.0%):
  300,000  Clark County, 5.40%, 7/1/03...........................       304,548
  500,000  Clark County, Sanitation District, 5.60%, 7/1/07,
            callable 7/1/03 @ 101................................       509,090
  375,000  Nevada Housing, 5.20%, 4/1/01.........................       379,860
  500,000  State of Nevada, 4.40%, 11/1/01.......................       493,665
                                                                    -----------
                                                                      1,687,163
                                                                    -----------
 New Jersey (2.3%):
  500,000  New Jersey State Transportation Trust, 5.00%, 6/15/06.       496,170
  500,000  New Jersey Wastewater Treatment Trust, Series A,
            4.80%, 9/1/06........................................       490,090
                                                                    -----------
                                                                        986,260
                                                                    -----------
 New Mexico (2.4%):
  500,000  Albuquerque, School District #12, 5.30%, 8/1/08,
            callable 8/1/03 @ 100................................       499,700
  500,000  New Mexico Educational Assistance, 5.75%, 8/1/07......       500,355
                                                                    -----------
                                                                      1,000,055
                                                                    -----------
 Ohio (0.5%):
  200,000  Student Loan Funding Corp., Series C, 5.50%, 12/1/01..       204,674
                                                                    -----------
 Pennsylvania (0.6%):
  250,000  Commonwealth of Pennsylvania, Insured Certificate of
            Participation, 4.63%, 7/1/00.........................       250,113
                                                                    -----------
 Rhode Island (1.8%):
  500,000  Rhode Island State, 4.90%, 6/15/04....................       497,810
  250,000  Rhode Island State Construction, Capital Development
            Loan, Series B, 6.00%, 5/15/99.......................       258,860
                                                                    -----------
                                                                        756,670
                                                                    -----------
 South Dakota (1.2%):
  500,000  South Dakota Student Loan, 5.85%, 8/1/00..............       514,630
                                                                    -----------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Texas (4.8%):
 $105,000  Arlington Independent School District, 6.10%, 5/15/05...   $ 111,056
  200,000  Arlington Permanent Independent, 6.70%, 8/15/12.........     219,690
  195,000  Arlington GO, 6.10%, 2/15/05, callable 2/15/02 @ 100....     204,801
  500,000  Austin, Airport Revenue, 5.50%, 11/15/06................     506,550
  500,000  Dallas Water & Sewer, 4.90%, 4/1/04.....................     498,200
  200,000  Houston, Water & Sewer System, Series C, MBIA, 5.25%,
            12/1/00................................................     205,478
  300,000  Temple, Independent School District, 4.90%, 2/1/04,
            callable 2/1/01 @ 100..................................     299,286
                                                                      ---------
                                                                      2,045,061
                                                                      ---------
 Utah (1.8%):
  250,000  Davis County GO, 4.95%, 6/1/05..........................     247,795
  500,000  Salt Lake County, 5.50%, 12/15/04.......................     522,095
                                                                      ---------
                                                                        769,890
                                                                      ---------
 Virginia (2.9%):
  500,000  Fairfax County, Series A, 4.90%, 6/1/03, callable 6/1/00
            @ 100.75...............................................     505,350
  195,000  Virginia Educational Loan Authority, Series E, 5.50%,
            3/1/01.................................................     202,096
  500,000  Virginia State Housing Development Authority, 5.10%,
            7/1/06, callable 1/1/02 @102...........................     496,170
                                                                      ---------
                                                                      1,203,616
                                                                      ---------
 Washington (5.6%):
  310,000  King County, Public Hospital, Facility Revenue, AMBAC,
            5.70%, 9/1/02..........................................     322,632
  500,000  Seattle, Water System Revenue, 4.70%, 12/1/00...........     501,850
  500,000  Tacoma, Electric System Revenue, 5.50%, 1/1/12..........     490,850
  500,000  Washington State, 6.80%, 10/1/02, callable 10/1/99 @
            100....................................................     530,810
  500,000  Washington State GO, 5.35%, 9/1/06, callable 9/1/05 @
            100....................................................     506,700
                                                                      ---------
                                                                      2,352,842
                                                                      ---------
 Wisconsin (10.4%):
  500,000  City of Beloit, Sewer System Revenue Bond, 4.80%,
            7/1/05.................................................     488,855
  500,000  Franklin Public School District, 4.75%, 4/1/04..........     490,725
  500,000  Green Bay Area Public Schools, 4.40%, 4/1/02............     489,245
  400,000  Kenosha, Series A, 4.90%, 4/1/99........................     404,028
  500,000  Madison, 5.00%, 4/1/05..................................     500,000
  500,000  Milwaukee, 5.15%, 11/15/08..............................     511,560
  500,000  Sturgeon Bay Combined Utility, 4.90%, 1/1/06............     488,195
  500,000  Wisconsin Housing & Economic Development Authority,
            Housing Revenue, 4.70%, 11/1/99........................     499,385
  500,000  Wisconsin Housing & Economic Development Authority,
            Series B, 5.20%, 11/1/06, callable 10/1/03 @ 102.......     496,880
                                                                      ---------
                                                                      4,368,873
                                                                      ---------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Wyoming (0.6%):
 $ 250,000 Cheyenne, GO Unlimited, 5.45%, 12/1/01.................   $   258,730
                                                                     -----------
   Total Municipal Bonds                                              40,468,802
                                                                     -----------
 INVESTMENT COMPANIES (2.5%):
 1,048,523 Pegasus Municipal Money Market Fund....................     1,048,523
                                                                     -----------
   Total Investment Companies......................................    1,048,523
                                                                     -----------
   Total (Cost--$41,433,418)(a)....................................  $41,517,325
                                                                     ===========

------
Percentages indicated are based on net assets of $42,128,691.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion..................  $ 338,477
   Unrealized deprecia-
    tion..................   (254,570)
                            ---------
   Net unrealized appreci-
    ation.................  $  83,907
                            =========

AMBAC--AMBAC Indemnity Corporation.
FGIC--Financial Guaranty Insurance Corporation.
GO--General Obligation.
GSL--Guaranteed Student Loans.
MBIA--Municipal Bond Insurance Association.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES OR
  PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ----------- -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (2.9%):
 G.E. Capital:
 $   500,000 7.00%, 4/25/26.......................................   $   472,031
                                                                     -----------
   Total Collateralized Mortgage Obligations                             472,031
                                                                     -----------
 COMMON STOCKS (62.0%):
 Banking (3.8%):
       2,000 BankAmerica Corp. ...................................       164,250
       6,000 Barnett Banks, Inc. .................................       202,500
       3,000 NationsBank Corp. ...................................       260,625
                                                                     -----------
                                                                         627,375
                                                                     -----------
 Business Services (3.0%):
       3,000 Electronic Data Systems Corp. .......................       184,125
       2,000 First Data Corp. ....................................       163,250
       6,000 Olsten Corp. ........................................       149,250
                                                                     -----------
                                                                         496,625
                                                                     -----------
 Chemicals (3.6%):
       3,000 Air Products & Chemical..............................       174,750
       3,000 Eastman Chemical Co. ................................       175,125
       6,500 Monsanto Co. ........................................       237,250
                                                                     -----------
                                                                         587,125
                                                                     -----------
 Computer Hardware (3.3%):
       2,400 Cabletron Systems, Inc. (b)..........................       164,100
       4,500 Cisco Systems, Inc. (b)..............................       279,281
       1,700 Compaq Computer Corp. (b)............................       109,013
                                                                     -----------
                                                                         552,394
                                                                     -----------
 Computer Software (2.9%):
       2,000 Microsoft Corp. (b)..................................       263,750
       3,000 Oracle Corp. (b).....................................       127,688
       1,500 Shared Medical Systems Corp. ........................        85,500
                                                                     -----------
                                                                         476,938
                                                                     -----------
 Consumer Goods & Services (5.2%):
       3,000 CUC International, Inc. (b)..........................       119,625
       3,700 Gillette Co. ........................................       266,863
       2,500 Kimberly Clark Corp. ................................       220,312
       2,600 Procter & Gamble Co. ................................       253,500
                                                                     -----------
                                                                         860,300
                                                                     -----------
 Defense (1.3%):
       4,000 Raytheon Co. ........................................       222,500
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Diversified (1.2%):
      3,000 Allied Signal, Inc....................................   $   197,625
                                                                     -----------
 Electrical & Electronic (2.7%):
      2,000 Emerson Electric Co. .................................       180,250
      3,000 General Electric Co. .................................       273,000
                                                                     -----------
                                                                         453,250
                                                                     -----------
 Entertainment (1.2%):
      3,000 Walt Disney Co. ......................................       190,125
                                                                     -----------
 Financial Services (1.7%):
      6,000 Federal National Mortgage Assoc.......................       209,250
      2,000 MBNA Corp. ...........................................        69,500
                                                                     -----------
                                                                         278,750
                                                                     -----------
 Food Products & Services (2.5%):
      4,000 McDonald's Corp. .....................................       189,500
      8,000 PepsiCo, Inc. ........................................       226,000
                                                                     -----------
                                                                         415,500
                                                                     -----------
 Health Care (2.6%):
      3,000 Abbott Laboratoriess..................................       147,750
      3,000 Health Care & Retirement
             Corp. (b)............................................        70,500
      4,000 Johnson & Johnson.....................................       205,000
                                                                     -----------
                                                                         423,250
                                                                     -----------
 Home Furnishings (1.1%):
      6,000 Newell Companies, Inc. ...............................       180,000
                                                                     -----------
 Insurance (3.1%):
      2,450 American International Group, Inc. ...................       246,837
      1,200 General Re Corp. .....................................       170,100
      1,500 MGIC Investment Corp..................................       101,063
                                                                     -----------
                                                                         518,000
                                                                     -----------
 Leisure & Recreation Products (0.4%):
      2,500 Mattel, Inc. .........................................        64,688
                                                                     -----------
 Medical Equipment & Supplies (2.2%):
      3,000 Lincare Holdings, Inc. (b)............................       120,000
      2,500 Medtronic, Inc. ......................................       160,312
      4,000 Nellcor Puritan Bennett, Inc. (b).....................        88,000
                                                                     -----------
                                                                         368,312
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Office Equipment & Services (2.7%):
      4,000 Hewlett Packard Co. ..................................   $   195,000
      3,500 Reuters Holding, PLC--ADR.............................       242,375
                                                                     -----------
                                                                         437,375
                                                                     -----------
 Oil & Gas Exploration Products & Services (2.9%):
      2,000 Amoco Corp. ..........................................       141,000
      1,500 Mobil Corp. ..........................................       173,625
      2,000 Schlumberger Ltd. ....................................       169,000
                                                                     -----------
                                                                         483,625
                                                                     -----------
 Pharmaceuticals (3.7%):
      2,000 Amgen, Inc. ..........................................       126,250
      1,500 Merck & Co., Inc. ....................................       105,563
      3,000 Pfizer, Inc. .........................................       237,375
      2,000 Warner-Lambert Co. ...................................       132,000
                                                                     -----------
                                                                         601,188
                                                                     -----------
 Photography (1.4%):
      2,900 Eastman Kodak Co. ....................................       227,650
                                                                     -----------
 Printing & Publishing (1.6%):
      1,500 Gannett, Inc. ........................................       105,562
      2,000 Tribune Co. ..........................................       156,000
                                                                     -----------
                                                                         261,562
                                                                     -----------
 Retail Stores (2.5%):
      6,000 Kohl's Corp. (b)......................................       216,000
      3,600 Office Depot, Inc. (b)................................        85,050
      2,800 Walgreen Co. (b)......................................       103,600
                                                                     -----------
                                                                         404,650
                                                                     -----------
 Semiconductors (1.6%):
      2,800 Intel Corp. ..........................................       267,225
                                                                     -----------
 Technology (0.9%):
      3,000 Motorola, Inc. .......................................       154,875
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Telecommunications (2.9%):
      1,500 Ameritech Corp. ......................................   $    78,937
      3,000 AT&T Corp. ...........................................       156,750
      2,000 Frontier Corp. .......................................        53,250
      5,000 GTE Corp. ............................................       192,500
                                                                     -----------
                                                                         481,437
                                                                     -----------
   Total Common Stocks                                                10,232,344
                                                                     -----------
 CORPORATE BONDS (2.9%):
 Financial Services (1.4%):
 $  250,000 GMAC, 6.50%, 12/5/05..................................       235,313
                                                                     -----------
 Telecommunications (1.5%):
    250,000 AT&T Corp., 7.00%, 5/15/05............................       248,437
                                                                     -----------
   Total Corporate Bonds                                                 483,750
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (3.0%):
 Federal National Mortgage Assoc.:
    500,000 0.00%*, 10/30/96......................................       497,830
                                                                     -----------
   Total U.S. Government Agencies                                        497,830
                                                                     -----------
 U.S. TREASURY NOTES (21.1%):
  1,000,000 6.38%, 7/15/99........................................     1,003,280
  1,000,000 6.38%, 1/15/00........................................     1,001,470
  1,000,000 6.25%, 5/31/00........................................       995,040
    500,000 6.25%, 2/15/03........................................       491,670
                                                                     -----------
   Total U.S. Treasury Notes                                           3,491,460
                                                                     -----------
 INVESTMENT COMPANIES (3.1%):
    511,479 AMCORE Vintage U.S. Government Obligations Fund.......       511,479
                                                                     -----------
   Total Investment Companies                                            511,479
                                                                     -----------
   Total (Cost--$13,586,111) (a)                                     $15,688,894
                                                                     ===========

------
Percentages indicated are based on net assets of $16,514,340.
 * Discount Note.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion..................  $2,288,684
   Unrealized deprecia-
    tion..................    (185,901)
                            ----------
   Net unrealized appreci-
    ation.................  $2,102,783
                            ==========

(b) Represents non-income producing securities.
ADR -- American Depository Receipt.
PLC-- Public Liability Company.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE FIXED TOTAL RETURN FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (18.8%):
 Federal Home Loan Mortgage Corp.:
 $2,000,000 6.50%, 9/15/06.......................................   $ 1,960,620
  2,000,000 6.50%, 3/15/07.......................................     1,975,000
  2,000,000 6.00%, 12/15/17......................................     1,920,000
 G.E. Capital:
  2,000,000 7.00%, 4/25/26.......................................     1,888,125
                                                                    -----------
   Total Collateralized Mortgage Obligations                          7,743,745
                                                                    -----------
 CORPORATE BONDS (25.9%):
 Banking (8.4%):
    500,000 Chase Manhattan Corp., 8.80%, 2/1/00.................       504,625
  1,000,000 Citicorp, 6.38%, 1/15/06.............................       936,030
  1,000,000 First Union Corp., 7.05%, 8/1/05.....................       980,300
  1,000,000 Norwest Financial, Inc., 8.38%, 1/15/00..............     1,036,960
                                                                    -----------
                                                                      3,457,915
                                                                    -----------
 Chemicals (1.0%):
    400,000 Monsanto Co., 8.40%, 1/15/97.........................       403,060
                                                                    -----------
 Electric Utility (2.4%):
  1,000,000 Alabama Power Co., 1st Mortgage, 6.75%, 2/1/03,
             callable 2/1/98 @ 101.6.............................       978,550
                                                                    -----------
 Financial Services (9.3%):
  1,000,000 Bear Stearns, 6.70%, 8/1/03..........................       967,940
  1,000,000 Ford Motor Credit, 6.13%, 1/9/06.....................       918,260
  1,000,000 Lehman Brothers, Inc., 7.63%, 6/1/06.................       994,460
  1,000,000 Merrill Lynch & Co., 7.00%, 4/27/08..................       962,080
                                                                    -----------
                                                                      3,842,740
                                                                    -----------
 Food Products (1.2%):
    500,000 Nabisco, Inc., 7.05%, 7/15/07........................       479,390
                                                                    -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Industrial Goods & Services (2.3%):
 $1,000,000 RPM, Inc., 7.00%, 6/15/05.............................   $   964,780
                                                                     -----------
 Retail Stores (1.3%):
    500,000 Sears Roebuck & Co., 8.45%, 11/1/98...................       516,495
                                                                     -----------
   Total Corporate Bonds                                              10,642,930
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (6.1%):
 Federal Home Loan Mortgage Corp.:
  1,707,660 7.00%, 8/1/09, Pool #E61274...........................     1,701,615
 Federal National Mortgage Assoc.:
  1,000,000 7.70%, 8/10/04........................................       814,220
                                                                     -----------
   Total U.S. Government Agencies                                      2,515,835
                                                                     -----------
 U.S. TREASURY NOTES (42.5%):
  2,000,000 7.50%, 1/31/97........................................     2,013,440
  1,000,000 6.75%, 6/30/99........................................     1,012,340
  3,000,000 6.38%, 7/15/99........................................     3,010,320
  1,000,000 6.88%, 8/31/99........................................     1,015,310
  1,000,000 6.38%, 1/15/00........................................     1,000,310
  1,000,000 6.25%, 5/31/00........................................       995,620
  1,000,000 5.25%, 1/31/01........................................       958,120
  2,500,000 6.38%, 3/31/01........................................     2,493,350
  1,000,000 6.50%, 8/31/01........................................     1,000,940
  2,000,000 6.25%, 2/15/03........................................     1,968,120
  1,000,000 6.50%, 5/15/05........................................       988,440
  1,000,000 7.00%, 7/15/06........................................     1,020,780
                                                                     -----------
   Total U.S. Treasury Notes                                          17,477,090
                                                                     -----------
 INVESTMENT COMPANIES (4.5%):
  1,832,771 AMCORE Vintage U.S. Government Obligations Fund.......     1,832,771
                                                                     -----------
   Total Investment Companies                                          1,832,771
                                                                     -----------
   Total (Cost--$40,872,318)(a)                                      $40,212,371
                                                                     ===========

------
Percentages indicated are based on net assets of $41,139,467.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized apprecia-
    tion..................  $  31,638
   Unrealized deprecia-
    tion..................   (691,585)
                            ---------
   Net unrealized depreci-
    ation.................  $(659,947)
                            =========

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (95.8%):
 Airlines (0.6%):
    10,000 Southwest Airlines.....................................   $   228,750
                                                                     -----------
 Automotive (2.7%):
    11,000 Lear Seating Corp. (b).................................       363,000
    15,000 OEA, Inc. (b)..........................................       596,250
                                                                     -----------
                                                                         959,250
                                                                     -----------
 Banking (0.8%):
     9,000 Barnett Banks, Inc. ...................................       303,750
                                                                     -----------
 Business Services (4.1%):
     5,000 Electronic Data Systems................................       306,875
     7,000 First Data Corp. ......................................       571,375
    23,500 Olsten Corp. ..........................................       584,563
                                                                     -----------
                                                                       1,462,813
                                                                     -----------
 Chemicals (4.7%):
     7,200 Air Products & Chemical................................       419,400
     9,000 Eastman Chemical Co. ..................................       525,375
    20,500 Monsanto Co. ..........................................       748,250
                                                                     -----------
                                                                       1,693,025
                                                                     -----------
 Computer Hardware (7.9%):
     6,000 Cabletron Systems (b)..................................       410,250
    14,000 Cisco Systems, Inc. (b)................................       868,875
     6,000 Compaq Computer Corp. (b)..............................       384,750
     6,000 Gateway 2000, Inc. (b).................................       287,250
    15,000 Komag (b)..............................................       315,000
     9,000 Sun Microsystems, Inc. (b).............................       559,125
                                                                     -----------
                                                                       2,825,250
                                                                     -----------
 Computer Software (5.5%):
    12,000 Computer Associates International, Inc. ...............       717,000
     3,000 Microsoft Corp. (b)....................................       395,625
    10,500 Oracle Corp. (b).......................................       446,906
     7,000 Shared Medical Systems Corp. ..........................       399,000
                                                                     -----------
                                                                       1,958,531
                                                                     -----------
 Consumer Goods & Services (5.2%):
    17,000 CUC International, Inc. (b)............................       677,875
     8,500 Gillette Co. ..........................................       613,063
     2,000 Kimberly Clark Corp. ..................................       176,250
     4,000 Procter & Gamble Co. ..................................       390,000
                                                                     -----------
                                                                       1,857,188
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Defense (1.2%):
     5,000 Raytheon Co. ..........................................   $   278,125
     3,000 Rockwell International.................................       169,125
                                                                     -----------
                                                                         447,250
                                                                     -----------
 Electrical & Electronic (2.8%):
     6,000 Applied Materials (b)..................................       165,750
     4,000 General Electric Co. ..................................       364,000
     5,000 Molex, Inc. ...........................................       186,250
     7,000 Sundstrand Corp. ......................................       273,000
                                                                     -----------
                                                                         989,000
                                                                     -----------
 Electronics--Semiconductors (2.3%):
    14,000 Adaptec, Inc. (b)......................................       840,000
                                                                     -----------
 Entertainment (3.3%):
    18,000 Carnival Cruise Lines..................................       558,000
     7,000 Walt Disney Co. .......................................       443,625
     5,000 Viacom, Inc., Class B (b)..............................       177,500
                                                                     -----------
                                                                       1,179,125
                                                                     -----------
 Financial Services (4.2%):
    16,000 Federal National Mortgage Assoc. ......................       558,000
     4,000 Household International................................       329,000
    17,400 MBNA Corp. ............................................       604,650
                                                                     -----------
                                                                       1,491,650
                                                                     -----------
 Food Products & Services (3.0%):
     6,000 Coca-Cola Co. .........................................       305,250
     6,000 McDonald's Corp. ......................................       284,250
    17,000 PepsiCo, Inc. .........................................       480,250
                                                                     -----------
                                                                       1,069,750
                                                                     -----------
 Health Care (6.1%):
     5,000 Elan Corp., PLC--ADR (b)...............................       149,375
    12,000 Healthcare Compare Corp. (b)...........................       568,500
    13,500 Health Management Associates (b).......................       335,812
    10,000 Health Care & Retirement Corp. (b).....................       235,000
     6,000 United Healthcare Corp. (b)............................       249,750
    12,774 Johnson & Johnson......................................       654,668
                                                                     -----------
                                                                       2,193,105
                                                                     -----------
 Home Furnishings (0.8%):
    10,000 Newell Companies, Inc. ................................       300,000
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
AMCORE AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Insurance (3.2%):
     7,500 AFLAC, Inc. ...........................................   $   266,250
     3,500 American International Group...........................       352,625
     8,000 Amerin Corp. (b).......................................       180,000
     5,000 Horace Mann Educators..................................       164,375
     2,000 MBIA, Inc. ............................................       171,500
                                                                     -----------
                                                                       1,134,750
                                                                     -----------
 Leisure & Recreation Products (0.9%):
    12,000 Mattel.................................................       310,500
                                                                     -----------
 Manufacturing--Capital Goods (1.2%):
    10,000 Parker Hannifin Corp. .................................       420,000
                                                                     -----------
 Manufacturing--Consumer Goods (0.3%):
     4,000 Caraustar Industries, Inc. ............................       118,750
                                                                     -----------
 Medical Equipment & Supplies (4.5%):
     8,000 Lincare Holdings, Inc. (b).............................       320,000
     6,500 Medtronic, Inc. .......................................       416,813
    23,000 Nellcor Puritan Bennett, Inc. (b)......................       506,000
     7,000 W.R. Grace & Co. ......................................       364,000
                                                                     -----------
                                                                       1,606,813
                                                                     -----------
 Medical-Hospital Services (1.2%):
     7,343 Fresenius Medical Care-ADR (b).........................       173,478
     8,000 Vivra, Inc. (b)........................................       261,000
                                                                     -----------
                                                                         434,478
                                                                     -----------
 Office Equipment & Services (3.1%):
    12,000 Hewlett Packard........................................       585,000
     7,500 Reuters Holding, PLC-ADR...............................       519,375
                                                                     -----------
                                                                       1,104,375
                                                                     -----------
 Oil & Gas Exploration Products & Services (2.8%):
     1,000 Mobil Corp. ...........................................       115,750
     3,500 Schlumberger Ltd. .....................................       295,750
     3,000 Seitel, Inc. (b).......................................       111,375
    13,000 Tidewater, Inc.........................................       485,875
                                                                     -----------
                                                                       1,008,750
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals (5.8%):
     9,000 Agouron Pharmaceuticals, Inc. (b)......................   $   392,625
    10,000 Amgen, Inc. ...........................................       631,250
    12,000 Genzyme Corp. (b)......................................       306,000
     5,500 Pfizer, Inc. ..........................................       435,187
     5,000 Schering Plough........................................       307,500
                                                                     -----------
                                                                       2,072,562
                                                                     -----------
 Printing & Publishing (0.7%):
    10,500 Banta Corp. ...........................................       238,875
                                                                     -----------
 Restaurants (0.9%):
    10,000 Starbucks Corp. (b)....................................       330,000
                                                                     -----------
 Retail Stores (8.4%):
     8,000 Autozone, Inc. (b).....................................       232,000
    10,000 Barnes & Noble (b).....................................       343,750
    15,000 Kohl's Corp. (b).......................................       540,000
    13,000 Lowe's Companies.......................................       531,375
     8,000 Men's Warehouse (b)....................................       200,000
    10,000 Pep Boys-Manny Moe & Jack (b)..........................       356,250
    10,000 Staples (b)............................................       221,875
    20,000 Viking Office Products (b).............................       600,000
                                                                     -----------
                                                                       3,025,250
                                                                     -----------
 Semiconductors (2.2%):
     5,000 Intel Corp. ...........................................       477,187
     9,500 Xilinx, Inc. (b).......................................       323,000
                                                                     -----------
                                                                         800,187
                                                                     -----------
 Technology (1.4%):
     9,500 Motorola, Inc. ........................................       490,438
                                                                     -----------
 Telecommunications--Services & Equipment (1.1%):
     8,500 DSC Communications Corp. (b)...........................       212,500
     3,000 U.S. Robotics (b)......................................       193,875
                                                                     -----------
                                                                         406,375
                                                                     -----------
 Utilities--Telecommunications (3.0%):
     1,000 AT&T Corp. ............................................        52,250
    20,000 Frontier Corp. ........................................       532,500
     6,000 GTE Corp. .............................................       231,000
     5,500 SBC Communications, Inc. ..............................       264,687
                                                                     -----------
                                                                       1,080,437
                                                                     -----------
   Total Common Stocks                                                34,380,977
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
AMCORE AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 PREFERRED STOCKS (0.0%):
 Medical--Hospital Services (0.0%):
     7,000 Fresenius Medical Care.................................   $         0
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (3.9%):
 1,406,148 AMCORE Vintage U.S. Government Obligations Fund........   $ 1,406,148
                                                                     -----------
   Total Investment Companies                                          1,406,148
                                                                     -----------
   Total (Cost--$31,412,493)(a)                                      $35,787,125
                                                                     ===========

------
Percentages indicated are based on net assets of $35,880,525.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................. $5,446,367
   Unrealized deprecia-
    tion................. (1,071,735)
                          ----------
   Net unrealized appre-
    ciation.............. $4,374,632
                          ==========

(b) Represents non-income producing securities.
ADR -- American Depository Receipt.
PLC-- Public Liability Company.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)
1.ORGANIZATION:

 The Coventry Group ("Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations of the AMCORE Vintage U.S. Government Obligations Fund, the AMCORE Vintage Equity Fund, the AMCORE Vintage Fixed Income Fund, the AMCORE Vintage Intermediate Tax-Free Fund, the AMCORE Vintage Balanced Fund, the AMCORE Vintage Fixed Total Return Fund, and the AMCORE Vintage Aggressive Growth Fund (individually, a "Fund"; collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses.

 The U.S. Government Obligations Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury Bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Equity Fund is long-term capital appreciation by investing primarily in a diversified portfolio of equity securities. The investment objective of the Fixed Income Fund is to seek total return consistent with the production of current income and the preservation of capital by investing primarily in fixed income securities that have a stated or remaining maturity of 15 years or less or expect to maintain a dollar-weighted average portfolio maturity of 3 to 7 years. The investment objective of the Intermediate Tax-Free Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes by investing primarily in a diversified portfolio of intermediate-term tax-free fixed income securities. The investment objective of the Balanced Fund is to seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities and high quality fixed income securities. The investment objective of the Fixed Total Return Fund is to seek long-term total return by investing primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility than those invested in by the Fixed Income Fund. The investment objective of the Aggressive Growth Fund is long-term capital growth by investing primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.

 The Group is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.01 per share. Sales of shares of the Funds may be made to the general public.


2.SIGNIFICANT ACCOUNTING PRINCIPLES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)
 preparation of financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures. Actual results could differ from those estimates.

   SECURITIES VALUATION:

   Investments of the U.S. Government Obligations Fund ("the money market fund") are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

   Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Equity Fund, the Fixed Income Fund, the Intermediate Tax-Free Fund, the Balanced Fund, the Fixed Total Return Fund and the Aggressive Growth Fund (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   REPURCHASE AGREEMENTS:

   The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from financial institutions such as banks and broker dealers which the investment adviser, AMCORE Capital Management, Inc. ("AMCORE"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)
   interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

   Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until settlement date.

   DIVIDENDS TO SHAREHOLDERS:

   Dividends from net investment income are declared daily and paid monthly for the U.S. Government Obligations Fund. Dividends from net investment income are declared and paid quarterly for the Equity Fund, the Balanced Fund, the Fixed Total Return Fund and the Aggressive Growth Fund. Dividends from net investment income are declared and paid monthly for the Fixed Income Fund and the Intermediate Tax-Free Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. These dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets. Other expenses for the Group are prorated to the Funds and any other portfolios of the Group on the basis of relative net assets.


                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)
3.PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1996 are as follows:

                                                          PURCHASES     SALES
                                                         ----------- -----------
  Equity Fund........................................... $38,320,895 $30,872,085
  Fixed Income Fund.....................................  25,109,463  26,673,051
  Intermediate Tax-Free Fund............................   1,022,730   1,483,040
  Balanced Fund.........................................   1,691,054     488,567
  Fixed Total Return Fund...............................  12,927,754  14,908,027
  Aggressive Growth Fund................................  12,679,965   3,350,086

4.RELATED PARTY TRANSACTIONS:

 Pursuant to an investment advisory agreement, investment advisory services are provided to the Funds by AMCORE. Under the terms of the investment advisory agreement, AMCORE is entitled to receive fees computed daily based on a percentage of the average net assets of each Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of each Fund.

 BISYS Ohio serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accountant Agreements, BISYS Ohio's fees are computed on the basis of number of shareholders and average net assets, respectively.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each of the Funds. These fees are used by BISYS to pay banks, including affiliates of AMCORE, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares. No amounts were paid or waived under the terms of this plan during the six months ended September 30, 1996.

 The Group has adopted an Administrative Services Plan (the "Services Plan"), pursuant to which the variable net asset value funds are authorized to pay compensation to banks and other financial institutions (each a

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                              SEPTEMBER 30, 1996
                                  (UNAUDITED)
 "Service Organization"), which may include the Adviser, its correspondent and affiliated banks and BISYS, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate not to exceed 0.25% of the average daily net asset value of each of the Funds.

 AMCORE has agreed that if the aggregate expenses of any of the Funds, as defined, for any fiscal year exceed the expense limitation of any State having jurisdiction over the Fund, AMCORE will reimburse to the Fund, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the six months ended September 30, 1996. Furthermore, fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the six months ended September 30, 1996:

                                              U.S. GOVERNMENT           FIXED
                                                OBLIGATIONS    EQUITY   INCOME
                                                   FUND         FUND     FUND
                                              --------------- -------- --------
  INVESTMENT ADVISORY FEES:
  Annual fee (percentage of average net
  assets)...................................        0.40%        0.75%    0.60%
  ADMINISTRATION FEES:
  Annual fee (percentage of average net
  assets)...................................        0.20%        0.20%    0.20%
  ADMINISTRATIVE SERVICES FEES:
  Annual fee (percentage of average net
  assets of certain shares).................           NA        0.25%    0.25%
  DISTRIBUTION AND SHAREHOLDER SERVICE FEES:
  Annual fee before voluntary fee reductions
  (percentage of average  net assets of
  certain shares)...........................        0.25%        0.25%    0.25%
  Voluntary fee reductions..................     $183,248     $277,397 $106,986
  TRANSFER AGENT & FUND ACCOUNTING FEES:....      $65,130      $77,708  $38,242

                                   Continued

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                   INTERMEDIATE             FIXED     AGGRESSIVE
                                     TAX-FREE   BALANCED TOTAL RETURN   GROWTH
                                       FUND       FUND       FUND        FUND
                                   ------------ -------- ------------ ----------
  INVESTMENT ADVISORY FEES:
  Annual fee (percentage of
   average net assets)............     0.60%      0.75%      0.75%       0.95%
  ADMINISTRATION FEES:
  Annual fee (percentage of
   average net assets)............     0.20%      0.20%      0.20%       0.20%
  ADMINISTRATIVE SERVICES FEES:
  Annual fee (percentage of
   average net assets
   of certain shares)............      0.25%      0.25%      0.25%       0.25%
  DISTRIBUTION AND SHAREHOLDER
  SERVICE FEES:
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets of certain shares)......      0.25%      0.25%      0.25%       0.25%
  Voluntary fee reductions.......    $52,503    $18,199    $51,099     $37,800
  TRANSFER AGENT & FUND
   ACCOUNTANT FEES:...............   $31,152    $17,244    $19,120     $21,321

 ------
 NA--Not Applicable

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                     U.S. GOVERNMENT OBLIGATIONS FUND
                         ---------------------------------------------------------
                          SIX MONTHS      YEAR      YEAR      YEAR    DECEMBER 21,
                             ENDED        ENDED     ENDED     ENDED     1992 TO
                         SEPTEMBER 30,  MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                             1996         1996      1995      1994      1993 (A)
                         -------------  --------- --------- --------- ------------
                          (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.00      $  1.00   $  1.00   $  1.00    $  1.00
                            -------      -------   -------   -------    -------
INVESTMENT ACTIVITIES:
 Net investment income..      0.022        0.051     0.042     0.027      0.007
                            -------      -------   -------   -------    -------
DIVIDENDS AND
 DISTRIBUTIONS:
 From net investment
  income................     (0.022)      (0.051)   (0.042)   (0.027)    (0.007)
                            -------      -------   -------   -------    -------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.00      $  1.00   $  1.00   $  1.00    $  1.00
                            =======      =======   =======   =======    =======
Total Return............       2.27%(b)     5.24%     4.32%     2.73%      0.75%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000).......... $138,691       $153,836  $137,888  $105,345  $87,928
 Ratio of expenses to
  average net assets....       0.76%(c)     0.54%     0.50%     0.56%      0.58%(c)
 Ratio of net investment
  income to average net
  assets................       4.49%(c)     5.08%     4.26%     2.70%      2.68%(c)
 Ratio of expenses to
  average net assets*...       1.01%(c)     0.72%     0.98%     1.02%      1.14%(c)
 Ratio of net investment
  income to average net
  assets*...............       4.24%(c)     4.90%     3.78%     2.23%      2.12%(c)

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                EQUITY FUND
                          ---------------------------------------------------------
                           SIX MONTHS      YEAR      YEAR      YEAR    DECEMBER 15,
                              ENDED        ENDED     ENDED     ENDED     1992 TO
                          SEPTEMBER 30,  MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                              1996         1996      1995      1994      1993 (A)
                          -------------  --------- --------- --------- ------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $14.48       $11.44    $10.05    $10.20      $10.00
                             ------       ------    ------    ------      ------
INVESTMENT ACTIVITIES:
 Net investment income...      0.03         0.13      0.15      0.19        0.05
 Net realized and
  unrealized gains
  (losses) from
  investments............      1.29         3.27      1.41     (0.14)       0.19
                             ------       ------    ------    ------      ------
  Total from Investment
   Activities............      1.32         3.40      1.56      0.05        0.24
                             ------       ------    ------    ------      ------
DIVIDENDS AND
 DISTRIBUTIONS:
 From net investment
  income.................      (0.03)      (0.13)    (0.15)    (0.20)      (0.04)
 From net realized gains
  from investment
  transactions...........       --         (0.23)    (0.02)      --          --
                             ------       ------    ------    ------      ------
  Total Dividends and
   Distributions.........      (0.03)      (0.36)    (0.17)    (0.20)      (0.04)
                             ------       ------    ------    ------      ------
NET ASSET VALUE, END OF
 PERIOD..................    $15.77       $14.48    $11.44    $10.05      $10.20
                             ======       ======    ======    ======      ======
Total Return.............      9.11%(b)    29.96%    15.74%     0.45%       2.45%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)...........  $238,531      $210,950  $149,233  $125,203   $74,720
 Ratio of expenses to
  average net assets.....      1.33%(c)     1.09%     1.07%     0.54%       0.23%(c)
 Ratio of net investment
  income to average net
  assets.................      0.40%(c)     0.96%     1.47%     1.97%       2.40%(c)
 Ratio of expenses to
  average net assets*....      1.58%(c)     1.09%     1.35%     1.37%       1.43%(c)
 Ratio of net investment
  income to average net
  assets*................      0.15%(c)     0.96%     1.19%     1.15%       1.20%(c)
 Portfolio Turnover......     14.01%       33.23%    20.54%     3.98%       0.00%
 Average Commission rate
  paid (d)...............       $0.0730       --        --        --           --

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                             FIXED INCOME FUND
                          ---------------------------------------------------------
                           SIX MONTHS      YEAR      YEAR      YEAR    DECEMBER 15,
                              ENDED        ENDED     ENDED     ENDED     1992 TO
                          SEPTEMBER 30,  MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                              1996         1996      1995      1994      1993 (A)
                          -------------  --------- --------- --------- ------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 9.93       $ 9.71    $ 9.92    $10.28      $10.00
                             ------       ------    ------    ------      ------
INVESTMENT ACTIVITIES:
 Net investment income...      0.27         0.61      0.54      0.59        0.18
 Net realized and
  unrealized gains
  (losses) from
  investments............     (0.14)        0.23     (0.22)    (0.33)       0.27
                             ------       ------    ------    ------      ------
  Total from Investment
   Activities............      0.13         0.84      0.32      0.26        0.45
                             ------       ------    ------    ------      ------
DIVIDENDS AND
 DISTRIBUTIONS:
 From net investment
  income.................     (0.27)       (0.62)    (0.53)    (0.59)      (0.17)
 From net realized gains
  from investment
  transactions...........       --           --        --      (0.03)        --
                             ------       ------    ------    ------      ------
  Total Dividends and
   Distributions.........     (0.27)       (0.62)    (0.53)    (0.62)      (0.17)
                             ------       ------    ------    ------      ------
NET ASSET VALUE, END OF
 PERIOD..................    $ 9.79       $ 9.93    $ 9.71    $ 9.92      $10.28
                             ======       ======    ======    ======      ======
Total Return.............      1.35%(b)     8.74%     3.46%     2.43%       4.54%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)...........  $86,171       $84,752   $81,673   $90,301    $50,127
 Ratio of expenses to
  average net assets.....      1.20%(c)     0.97%     0.94%     0.51%       0.29%(c)
 Ratio of net investment
  income to average net
  assets.................      5.56%(c)     5.77%     5.53%     5.74%       6.58%(c)
 Ratio of expenses to
  average net assets*....      1.45%(c)     0.97%     1.22%     1.24%       1.34%(c)
 Ratio of net investment
  income to average net
  assets*................      5.31%(c)     5.77%     5.26%     5.01%       5.53%(c)
 Portfolio Turnover......     31.73%      113.25%    32.38%    32.03%      17.44%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                         INTERMEDIATE TAX-FREE FUND
                          ---------------------------------------------------------
                           SIX MONTHS      YEAR      YEAR      YEAR    FEBRUARY 15,
                              ENDED        ENDED     ENDED     ENDED     1993 TO
                          SEPTEMBER 30,  MARCH 31, MARCH 31, MARCH 31,  MARCH 31,
                              1996         1996      1995      1994      1993 (A)
                          -------------  --------- --------- --------- ------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $10.27       $ 9.97    $ 9.91    $10.05      $10.00
                             ------       ------    ------    ------      ------
INVESTMENT ACTIVITIES:
 Net investment income...      0.19         0.43      0.43      0.42        0.05
 Net realized and
  unrealized gains
  (losses) from
  investments............     (0.01)        0.30      0.07     (0.13)       0.04
                             ------       ------    ------    ------      ------
  Total from Investment
   Activities............      0.18         0.73      0.50      0.29        0.09
                             ------       ------    ------    ------      ------
DIVIDENDS AND
 DISTRIBUTIONS:
 From net investment
  income.................     (0.19)       (0.43)    (0.43)    (0.42)      (0.04)
 From net realized gains
  from investment
  transactions...........       --           --      (0.01)    (0.01)        --
                             ------       ------    ------    ------      ------
  Total Dividends and
   Distributions.........     (0.19)       (0.43)    (0.44)    (0.43)      (0.04)
                             ------       ------    ------    ------      ------
NET ASSET VALUE, END OF
 PERIOD..................    $10.26       $10.27    $ 9.97    $ 9.91      $10.05
                             ======       ======    ======    ======      ======
  Total Return...........      1.76%(b)     7.43%     5.29%     2.79%       0.90%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)...........  $42,129       $42,436   $30,717   $32,983    $13,043
 Ratio of expenses to
  average net assets.....      1.27%(c)     0.75%     0.73%     0.57%       0.42%(c)
 Ratio of net investment
  income to average net
  assets.................      3.73%(c)     4.21%     4.42%     4.19%       4.31%(c)
 Ratio of expenses to
  average net assets*....      1.53%(c)     1.02%     1.30%     1.38%       1.47%(c)
 Ratio of net investment
  income to average net
  assets*................      3.47%(c)     3.94%     3.84%     3.37%       3.26%(c)
 Portfolio Turnover......      2.52%       14.21%     5.77%    13.26%       0.00%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                         BALANCED FUND
                                                 ------------------------------
                                                  SIX MONTHS
                                                     ENDED      JUNE 1, 1995 TO
                                                 SEPTEMBER 30,     MARCH 31,
                                                     1996          1996 (A)
                                                 -------------  ---------------
                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 11.08         $ 10.00
                                                    -------         -------
INVESTMENT ACTIVITIES:
 Net investment income..........................       0.09            0.24
 Net realized and unrealized gains (losses) from
  investments...................................       0.71            1.08
                                                    -------         -------
  Total from Investment Activities..............       0.80            1.32
                                                    -------         -------
DIVIDENDS AND DISTRIBUTIONS:
 From net investment income.....................      (0.09)          (0.24)
 From net realized gains from investment
  transactions..................................        --              --
                                                    -------         -------
  Total Dividends and Distributions.............      (0.09)          (0.24)
                                                    -------         -------
NET ASSET VALUE, END OF PERIOD..................    $ 11.79         $ 11.08
                                                    =======         =======
  Total Return..................................       7.23%(b)       13.29%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..............    $16,514         $13,516
 Ratio of expenses to average net assets........       1.58%(c)        1.32%(c)
 Ratio of net investment income to average net
  assets........................................       1.64%(c)        2.66%(c)
 Ratio of expenses to average net assets*.......       1.83%(c)        1.32%(c)
 Ratio of net investment income to average net
  assets*.......................................       1.39%(c)        2.66%(c)
 Portfolio Turnover.............................       3.60%          61.72%
 Average Commission rate paid (d)...............    $0.0990             --

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                   FIXED TOTAL RETURN FUND
                                                -------------------------------
                                                 SIX MONTHS
                                                    ENDED      JUNE 15, 1995 TO
                                                SEPTEMBER 30,     MARCH 31,
                                                    1996           1996 (A)
                                                -------------  ----------------
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD...........    $  9.89         $ 10.00
                                                   -------         -------
INVESTMENT ACTIVITIES:
 Net investment income.........................       0.25            0.44
 Net realized and unrealized gains (losses)
  from investments.............................      (0.14)          (0.11)
                                                   -------         -------
  Total from Investment Activities.............       0.11            0.33
                                                   -------         -------
DIVIDENDS AND DISTRIBUTIONS:
 From net investment income....................      (0.25)          (0.43)
 From net realized gains from investment
  transactions.................................        --            (0.01)
                                                   -------         -------
  Total Dividends and Distributions............      (0.25)          (0.44)
                                                   -------         -------
NET ASSET VALUE, END OF PERIOD.................    $  9.75         $  9.89
                                                   =======         =======
  Total Return.................................       1.16%(b)        3.40%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).............    $41,139         $41,178
 Ratio of expenses to average net assets.......       1.40%(c)        1.18%(c)
 Ratio of net investment income to average net
  assets.......................................       5.24%(c)        5.53%(c)
 Ratio of expenses to average net assets*......       1.65%(c)        1.18%(c)
 Ratio of net investment income to average net
  assets*......................................       4.99%(c)        5.53%(c)
 Portfolio Turnover............................      35.03%          69.30%

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   AGGRESSIVE GROWTH FUND
                                                -------------------------------
                                                 SIX MONTHS
                                                    ENDED       OCTOBER 2, 1995
                                                SEPTEMBER 30,    TO MARCH 31,
                                                    1996           1996 (A)
                                                -------------   ---------------
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD...........    $ 10.88          $ 10.00
                                                   -------          -------
INVESTMENT ACTIVITIES:
 Net investment income.........................      (0.03)             --
 Net realized and unrealized gains (losses)
  from investments.............................       1.03             0.90
                                                   -------          -------
  Total from Investment Activities.............       1.00             0.90
                                                   -------          -------
DIVIDENDS AND DISTRIBUTIONS:
 From net investment income....................        --               --
 From net realized gains from investment
  transactions.................................        --             (0.02)
                                                   -------          -------
  Total Dividends and Distributions............        --             (0.02)
                                                   -------          -------
NET ASSET VALUE, END OF PERIOD.................    $ 11.88          $ 10.88
                                                   =======          =======
  Total Return.................................       9.19%(b)         9.10%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).............    $35,881          $23,319
 Ratio of expenses to average net assets.......       1.66% (c)        1.57%(c)
 Ratio of net investment income to average net
  assets.......................................      (0.55%)(c)        0.08%(c)
 Ratio of expenses to average net assets*......       1.91% (c)        1.57%(c)
 Ratio of net investment income (loss) to
  average net assets*..........................      (0.80%)(c)        0.08%(c)
 Portfolio Turnover............................      11.62%            4.31%
 Average Commission rate paid (d)..............     0.0954              --

------
 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See notes to financial statements.

THE COVENTRY GROUP
AMCORE VINTAGE MUTUAL FUND

Results of Special Shareholder Meeting (Unaudited)

  On April 22, 1996, a special meeting of the shareholders of Coventry Group was held to consider the election of five Trustees. The results of such vote are as follows:

        NOMINEE               IN FAVOR    OPPOSED   ABSTAIN
        -------              ----------- --------- ---------
      Nancy E. Converse      202,251,129 1,230,319 1,084,021
      Walter B. Grimm        202,251,129 1,230,319 1,084,021
      Maurice G. Stark       202,251,129 1,230,319 1,084,021
      Michael M. VanBuskirk  202,251,129 1,230,319 1,084,021
      Chalmers P. Wylie      202,251,129 1,230,319 1,084,021

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

INVESTMENT ADVISER
AMCORE Capital Management, Inc.
501 Seventh Street
Rockford, Illinois 61104

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus
10 West Broad Street
Suite 2300
Columbus, Ohio 43215



11/96

                 [LOGO OF AMCORE VINTAGE NO LOAD MUTUAL FUNDS]


                               [LOGO OF AMCORE]
                            Capital Management, Inc.
                               INVESTMENT ADVISER


                              SEMI-ANNUAL REPORT
                                      TO
                                 SHAREHOLDERS
                              SEPTEMBER 30, 1996


                              BISYS Fund Services
                               3435 STELZER ROAD
                               COLUMBUS, OH 43219